UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06481
                                   ---------

                      FRANKLIN MUNICIPAL SECURITIES TRUST
                      -----------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
            (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end: 5/31
                         ----

Date of reporting period: 5/31/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


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                                                           MAY 31, 2005
--------------------------------------------------------------------------------

                                                    Franklin California
                                                    High Yield Municipal Fund
                 [GRAPHIC OMITTED]
                                                    Franklin Tennessee
                                                    Municipal Bond Fund

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        ANNUAL REPORT AND SHAREHOLDER LETTER              TAX-FREE INCOME
--------------------------------------------------------------------------------

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                                                       THIS DOCUMENT
                      FRANKLIN                         FASTER VIA EMAIL?
             MUNICIPAL SECURITIES TRUST
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.

--------------------------------------------------------------------------------

                                     [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                                  FRANKLIN TEMPLETON INVESTMENTS

                                  GAIN FROM OUR PERSPECTIVE(R)

                                  Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE             Each of our portfolio management groups
                                  operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                  FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                  TEMPLETON. Founded in 1940, Templeton
                                  pioneered international investing and, in
                                  1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                  MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION              Because our management groups work
                                  independently and adhere to different
                                  investment approaches, Franklin, Templeton and
                                  Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST         At Franklin Templeton Investments, we seek to
                                  consistently provide investors with
                                  exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER .....................................................       1

SPECIAL FEATURE:
Understanding Interest Rates ...........................................       4

ANNUAL REPORT

Municipal Bond Market Overview .........................................       7

Franklin California High Yield Municipal Fund ..........................       9

Franklin Tennessee Municipal Bond Fund .................................      19

Financial Highlights and Statements of Investments .....................      27

Financial Statements ...................................................      43

Notes to Financial Statements ..........................................      46

Report of Independent Registered Public Accounting Firm ................      55

Tax Designation ........................................................      56

Board Members and Officers .............................................      57

Shareholder Information ................................................      62

--------------------------------------------------------------------------------



ANNUAL REPORT

MUNICIPAL BOND MARKET OVERVIEW

For the one-year period ended May 31, 2005, the fixed income markets had positive performance despite record high oil prices, fears of inflation, concerns about the dollar, and mixed economic releases. Municipal bonds outperformed U.S. Treasury bonds as the Lehman Brothers Municipal Bond Index returned 7.96% for the period, while the Lehman Brothers U.S. Treasury Index returned 6.84%.(1)

Although long-term interest rates experienced some volatility, short-term interest rates had greater changes over the year. The Federal Reserve Board raised the federal funds target rate from 1.00% to 3.00% in eight successive moves from late June through May. The Treasury yield curve, which illustrates rates for Treasuries with short to long maturities, flattened somewhat as short-term rates went up and longer-maturity Treasuries declined. Over the one-year period, the 10-year Treasury bond yield decreased 66 basis points (100 basis points equal one percentage point), while the 30-year Treasury bond yield decreased 103 basis points. The 10-year Treasury yielded 4.00% and the 30-year yielded 4.32% on May 31, 2005. According to Municipal Market Data, 10- and 30-year municipal bond yields decreased 44 and 73 basis points.(2) Consequently, long-maturity municipal bonds outperformed intermediates.

Although short-term interest rates rose during the year, overall interest rates remained relatively low. This environment led to another high-volume year for new-issue municipal bonds. Just as homebuyers seek the lowest mortgage rates, municipalities borrow money when interest rates are low. Thus, over the past two years, municipalities have issued more bonds to lock in lower rates. Municipalities issued more than $360 billion in new debt during 2004.(3) Although this was a decrease of more than 6% from 2003 (a record year), 2004 was the third

(1) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The index excludes Treasury bills (because of the maturity constraint), flower bonds, targeted investor notes (TINs), and state and local government series (SLGS) bonds, STRIPS and Treasury Inflation-Protected Securities (TIPS).

(2)   Source: Thomson Financial.

(3)   Source: THE BOND BUYER.


                                                               Annual Report | 7
successive year of more than $300 billion in new issuance.(3) Continuing this trend, year-to-date through May 2005, issuance was approximately $165 billion.(3) Demand for municipal bonds remained strong as investors sought to reinvest proceeds from a combination of coupon payments, maturities and bond calls. Healthy demand came from a wide range of traditional buyers including mutual funds, individuals and property and casualty companies, as well as crossover buyers. Crossover buyers, such as hedge funds, typically invest in taxable securities, but they enter the tax-exempt market when municipal valuations are attractive.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MAY 31, 2005. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


8 | Annual Report

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in California municipal securities including higher-yielding, lower rated securities that pay interest free from such taxes.(1) Its secondary goal is capital appreciation.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California High Yield Municipal Fund
5/31/05**

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                 LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                              13.7%
--------------------------------------------------------------------------------
AA                                                                0.4%
--------------------------------------------------------------------------------
A                                                                 6.8%
--------------------------------------------------------------------------------
BBB                                                               8.7%
--------------------------------------------------------------------------------
Below Investment Grade                                            7.1%
--------------------------------------------------------------------------------
Not Rated by S&P                                                 63.3%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                         MOODY'S         FITCH           INTERNAL
AAA or Aaa                         2.0%           --                4.3%
A                                  0.2%           --                0.2%
BBB or Baa                         1.1%          1.3%              13.3%
Below Investment Grade              --            --               40.9%
------------------------------------------------------------------------
Total                              3.3%          1.3%              58.7%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California High Yield Municipal Fund's annual report for the fiscal year ended May 31, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price typically move in opposite directions, as municipal bond yields fell, bond prices rose for the year under review. The Fund's Class A

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 30.


                                                               Annual Report | 9
share price, as measured by net asset value, increased from $9.94 on May 31, 2004, to $10.39 on May 31, 2005. The Fund's Class A shares paid dividends totaling 54.54 cents per share for the same period.(2) The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.72%, based on an annualization of the current 4.27 cent per share monthly dividend and the maximum offering price of $10.85 on May 31, 2005. An investor in the 2005 maximum combined federal and California state personal income tax bracket of 41.05% would need to earn a distribution rate of 8.01% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

STATE UPDATE

California's large and diverse economy showed signs of sustained growth. Foreign trade, services and the entertainment industry powered the state's economy. Some reports indicated that high technology might be poised for a turnaround, which could benefit northern California. Southern California's economy already began to strengthen and may receive an additional boost from a defense buildup. The state experienced employment performance similar to the nation's, but state personal income growth lagged. California's unemployment rate was 5.3% in May 2005, while the national average was 5.1%.(3) A downturn in capital gains and stock option income, partially due to weakness in Silicon Valley, resulted in personal income volatility.

California retained a large mismatch between ongoing revenues and expenditures. Financial operations were volatile due to wide tax revenue swings, persistent expenditure pressures arising from population growth and education spending policies, and a limited willingness to maintain reserves. The state relied on borrowing to fund accumulated operating deficits rather than on permanent adjustments to bring the budget into balance. A portion of the $15 billion

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3)   Source: Bureau of Labor Statistics.


10 | Annual Report
deficit-financing bonds authorized by voters in March 2004 still remained for California's use, and Governor Arnold Schwarzenegger proposed issuing $1.7 billion in bonds for fiscal year 2006.(4)

The recent increase in California's long-term debt resulted in an above-average level of indebtedness relative to other states. Overall net tax-supported debt stood at $1,387 per capita.(4) Furthermore, debt per capita nearly doubled over the past four years. However, debt levels remained relatively moderate and manageable.

Independent credit rating agency Standard & Poor's (S&P) holds a stable outlook for California's general obligation bonds based on the state's elimination of near-term liquidity pressures. However, projections of continued large structural operating deficits kept S&P from raising the state's A rating.(5) Moody's Investors Service, another independent credit rating agency, holds a positive outlook for California, reflecting the current trend of economic recovery and the availability of unused deficit financing capacity. Moody's affirmed the state's A3 general obligation bond rating and believes it unlikely that any serious new strains on liquidity would occur over the next 18 months.(6)

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

(4) Source: Standard & Poor's, "Research: California; Tax Secured, General Obligation," RATINGSDIRECT, 4/5/05.

(5)   This does not indicate S&P's rating of the Fund.

(6)   This does not indicate Moody's rating of the Fund.

PORTFOLIO BREAKDOWN
Franklin California High Yield Municipal Fund
5/31/05

--------------------------------------------------------------------------------
                                                                   % OF TOTAL
                                                        LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Tax-Supported                                                            44.4%
--------------------------------------------------------------------------------
Transportation                                                           10.8%
--------------------------------------------------------------------------------
Prerefunded                                                               8.0%
--------------------------------------------------------------------------------
Other Revenue                                                             7.0%
--------------------------------------------------------------------------------
General Obligation                                                        6.4%
--------------------------------------------------------------------------------
Utilities                                                                 6.2%
--------------------------------------------------------------------------------
Higher Education                                                          5.7%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      5.5%
--------------------------------------------------------------------------------
Hospital & Health Care                                                    5.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                          0.5%
--------------------------------------------------------------------------------
Housing                                                                   0.1%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                              Annual Report | 11

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund
6/1/04-5/31/05

--------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                       -----------------------------------------
MONTH                                     CLASS A      CLASS B      CLASS C
--------------------------------------------------------------------------------
June                                    4.67 cents   4.22 cents   4.20 cents
--------------------------------------------------------------------------------
July                                    4.67 cents   4.22 cents   4.20 cents
--------------------------------------------------------------------------------
August                                  4.67 cents   4.22 cents   4.20 cents
--------------------------------------------------------------------------------
September                               4.67 cents   4.21 cents   4.23 cents
--------------------------------------------------------------------------------
October                                 4.67 cents   4.21 cents   4.23 cents
--------------------------------------------------------------------------------
November                                4.67 cents   4.21 cents   4.23 cents
--------------------------------------------------------------------------------
December                                4.47 cents   3.99 cents   3.99 cents
--------------------------------------------------------------------------------
January                                 4.47 cents   3.99 cents   3.99 cents
--------------------------------------------------------------------------------
February                                4.47 cents   3.99 cents   3.99 cents
--------------------------------------------------------------------------------
March                                   4.37 cents   3.91 cents   3.88 cents
--------------------------------------------------------------------------------
April                                   4.37 cents   3.91 cents   3.88 cents
--------------------------------------------------------------------------------
May                                     4.37 cents   3.91 cents   3.88 cents
--------------------------------------------------------------------------------
TOTAL                                  54.54 CENTS  48.99 CENTS  48.90 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy, as we attempted to provide shareholders with high, current, tax-free income.

The Fund experienced healthy Fund inflows during the reporting period. Due to the current, lower interest rate environment, the Fund was forced to invest the new assets in lower yielding bonds. This reduced the Fund's income and caused dividend distributions to decline, as shown in the dividend distributions table.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | ANNUAL REPORT

PERFORMANCE SUMMARY AS OF 5/31/05

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
CLASS A (SYMBOL: FCAMX)                              CHANGE   5/31/05   5/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.45    $10.39     $9.94
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-5/31/05)
--------------------------------------------------------------------------------
Dividend Income                            $0.5454
--------------------------------------------------------------------------------
CLASS B (SYMBOL: FBCAX)                              CHANGE   5/31/05   5/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.45    $10.44     $9.99
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-5/31/05)
--------------------------------------------------------------------------------
Dividend Income                            $0.4899
--------------------------------------------------------------------------------
CLASS C (SYMBOL: FCAHX)                              CHANGE   5/31/05   5/31/04
--------------------------------------------------------------------------------
Net Asset Value (NAV)                                +$0.46    $10.43     $9.97
--------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-5/31/05)
--------------------------------------------------------------------------------
Dividend Income                            $0.4890
--------------------------------------------------------------------------------


                                                              Annual Report | 13

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------------
CLASS A                                                        1-YEAR        5-YEAR          10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                     +10.26%       +43.72%          +85.80%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                                  +5.59%        +6.60%           +5.93%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/05)(3)                             +5.93%        +6.46%           +6.12%
----------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                            4.72%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)         8.01%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                    4.28%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                     7.26%
----------------------------------------------------------------------------------------------------------
CLASS B                                                        1-YEAR        5-YEAR     INCEPTION (2/1/00)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                      +9.61%       +40.04%          +45.64%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                                  +5.61%        +6.66%           +7.17%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/05)(3)                             +5.97%        +6.53%           +7.21%
----------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                            4.38%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)         7.43%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                    3.90%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                     6.62%
----------------------------------------------------------------------------------------------------------
CLASS C                                                        1-YEAR        5-YEAR     INCEPTION (5/1/96)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                      +9.72%       +39.82%          +68.70%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)                                  +8.72%        +6.93%           +5.93%
----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/05)(3)                             +8.97%        +6.80%           +5.96%
----------------------------------------------------------------------------------------------------------
   Distribution Rate(4)                            4.37%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)         7.41%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                    3.93%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                     6.67%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


14 | ANNUAL REPORT

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (6/1/95-5/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   Franklin California          Lehman Brothers
    Date        High Yield Municipal Fund   Municipal Bond Index(7)     CPI(7)

    6/1/1995             $ 9,576                     $10,000           $10,000
   6/30/1995             $ 9,482                      $9,913           $10,020
   7/31/1995             $ 9,523                     $10,006           $10,020
   8/31/1995             $ 9,626                     $10,133           $10,046
   9/30/1995             $ 9,720                     $10,197           $10,066
  10/31/1995             $ 9,873                     $10,346           $10,099
  11/30/1995             $10,046                     $10,518           $10,092
  12/31/1995             $10,191                     $10,618           $10,085
   1/31/1996             $10,247                     $10,699           $10,145
   2/29/1996             $10,171                     $10,626           $10,177
   3/31/1996             $10,075                     $10,491           $10,230
   4/30/1996             $10,059                     $10,461           $10,269
   5/31/1996             $10,105                     $10,457           $10,289
   6/30/1996             $10,265                     $10,571           $10,296
   7/31/1996             $10,332                     $10,667           $10,315
   8/31/1996             $10,347                     $10,664           $10,335
   9/30/1996             $10,517                     $10,813           $10,368
  10/31/1996             $10,646                     $10,936           $10,401
  11/30/1996             $10,839                     $11,136           $10,420
  12/31/1996             $10,820                     $11,089           $10,420
   1/31/1997             $10,822                     $11,110           $10,453
   2/28/1997             $10,931                     $11,212           $10,486
   3/31/1997             $10,825                     $11,062           $10,512
   4/30/1997             $10,936                     $11,155           $10,526
   5/31/1997             $11,081                     $11,323           $10,519
   6/30/1997             $11,236                     $11,443           $10,532
   7/31/1997             $11,547                     $11,760           $10,545
   8/31/1997             $11,494                     $11,650           $10,565
   9/30/1997             $11,708                     $11,788           $10,591
  10/31/1997             $11,800                     $11,864           $10,618
  11/30/1997             $11,904                     $11,934           $10,611
  12/31/1997             $12,087                     $12,108           $10,598
   1/31/1998             $12,192                     $12,233           $10,618
   2/28/1998             $12,205                     $12,237           $10,637
   3/31/1998             $12,205                     $12,247           $10,657
   4/30/1998             $12,194                     $12,192           $10,677
   5/31/1998             $12,391                     $12,385           $10,696
   6/30/1998             $12,460                     $12,434           $10,710
   7/31/1998             $12,507                     $12,465           $10,723
   8/31/1998             $12,695                     $12,658           $10,736
   9/30/1998             $12,884                     $12,815           $10,749
  10/31/1998             $12,872                     $12,815           $10,775
  11/30/1998             $12,956                     $12,860           $10,775
  12/31/1998             $12,976                     $12,893           $10,769
   1/31/1999             $13,093                     $13,046           $10,795
   2/28/1999             $13,065                     $12,989           $10,808
   3/31/1999             $13,086                     $13,007           $10,841
   4/30/1999             $13,106                     $13,039           $10,920
   5/31/1999             $13,017                     $12,964           $10,920
   6/30/1999             $12,791                     $12,777           $10,920
   7/31/1999             $12,811                     $12,824           $10,953
   8/31/1999             $12,621                     $12,721           $10,979
   9/30/1999             $12,616                     $12,726           $11,032
  10/31/1999             $12,312                     $12,588           $11,051
  11/30/1999             $12,420                     $12,722           $11,058
  12/31/1999             $12,099                     $12,627           $11,058
   1/31/2000             $11,904                     $12,572           $11,091
   2/29/2000             $12,091                     $12,719           $11,156
   3/31/2000             $12,472                     $12,996           $11,248
   4/30/2000             $12,429                     $12,920           $11,255
   5/31/2000             $12,374                     $12,852           $11,268
   6/30/2000             $12,552                     $13,193           $11,327
   7/31/2000             $12,771                     $13,377           $11,353
   8/31/2000             $13,135                     $13,583           $11,353
   9/30/2000             $13,117                     $13,512           $11,413
  10/31/2000             $13,233                     $13,659           $11,432
  11/30/2000             $13,242                     $13,763           $11,439
  12/31/2000             $13,453                     $14,103           $11,432
   1/31/2001             $13,570                     $14,243           $11,505
   2/28/2001             $13,621                     $14,288           $11,551
   3/31/2001             $13,739                     $14,416           $11,577
   4/30/2001             $13,531                     $14,260           $11,623
   5/31/2001             $13,692                     $14,413           $11,675
   6/30/2001             $13,785                     $14,510           $11,695
   7/31/2001             $13,989                     $14,725           $11,662
   8/31/2001             $14,306                     $14,967           $11,662
   9/30/2001             $14,261                     $14,917           $11,715
  10/31/2001             $14,425                     $15,095           $11,675
  11/30/2001             $14,337                     $14,967           $11,656
  12/31/2001             $14,177                     $14,826           $11,610
   1/31/2002             $14,399                     $15,083           $11,636
   2/28/2002             $14,437                     $15,265           $11,682
   3/31/2002             $14,216                     $14,965           $11,748
   4/30/2002             $14,399                     $15,258           $11,813
   5/31/2002             $14,510                     $15,351           $11,813
   6/30/2002             $14,665                     $15,513           $11,820
   7/31/2002             $14,763                     $15,713           $11,833
   8/31/2002             $14,919                     $15,901           $11,873
   9/30/2002             $15,180                     $16,250           $11,892
  10/31/2002             $14,923                     $15,980           $11,912
  11/30/2002             $14,888                     $15,914           $11,912
  12/31/2002             $15,137                     $16,250           $11,886
   1/31/2003             $15,115                     $16,208           $11,938
   2/28/2003             $15,305                     $16,435           $12,030
   3/31/2003             $15,298                     $16,445           $12,102
   4/30/2003             $15,398                     $16,554           $12,076
   5/31/2003             $15,698                     $16,941           $12,057
   6/30/2003             $15,660                     $16,869           $12,070
   7/31/2003             $15,235                     $16,279           $12,083
   8/31/2003             $15,305                     $16,400           $12,129
   9/30/2003             $15,642                     $16,882           $12,168
  10/31/2003             $15,635                     $16,797           $12,155
  11/30/2003             $15,864                     $16,973           $12,122
  12/31/2003             $16,015                     $17,113           $12,109
   1/31/2004             $16,152                     $17,211           $12,168
   2/29/2004             $16,385                     $17,470           $12,234
   3/31/2004             $16,427                     $17,409           $12,313
   4/30/2004             $16,196                     $16,997           $12,352
   5/31/2004             $16,143                     $16,935           $12,424
   6/30/2004             $16,219                     $16,997           $12,464
   7/31/2004             $16,426                     $17,221           $12,444
   8/31/2004             $16,699                     $17,566           $12,451
   9/30/2004             $16,842                     $17,659           $12,477
  10/31/2004             $16,985                     $17,811           $12,543
  11/30/2004             $16,929                     $17,664           $12,549
  12/31/2004             $17,138                     $17,880           $12,503
   1/31/2005             $17,380                     $18,047           $12,530
   2/28/2005             $17,371                     $17,987           $12,602
   3/31/2005             $17,327                     $17,873           $12,700
   4/30/2005             $17,639                     $18,155           $12,786
   5/31/2005             $17,792                     $18,284           $12,773

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------------------
CLASS A                                             5/31/05
-----------------------------------------------------------
1-Year                                               +5.59%
-----------------------------------------------------------
5-Year                                               +6.60%
-----------------------------------------------------------
10-Year                                              +5.93%
-----------------------------------------------------------

CLASS B (2/1/00-5/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   Franklin California          Lehman Brothers
    Date        High Yield Municipal Fund   Municipal Bond Index(7)     CPI(7)

    2/1/2000             $10,000                     $10,000           $10,000
   2/29/2000             $10,137                     $10,116           $10,059
   3/31/2000             $10,452                     $10,337           $10,142
   4/30/2000             $10,422                     $10,276           $10,148
   5/31/2000             $10,382                     $10,223           $10,160
   6/30/2000             $10,526                     $10,494           $10,213
   7/31/2000             $10,704                     $10,640           $10,237
   8/31/2000             $11,014                     $10,804           $10,237
   9/30/2000             $10,994                     $10,747           $10,290
  10/31/2000             $11,086                     $10,865           $10,308
  11/30/2000             $11,089                     $10,947           $10,314
  12/31/2000             $11,259                     $11,217           $10,308
   1/31/2001             $11,352                     $11,328           $10,373
   2/28/2001             $11,400                     $11,364           $10,415
   3/31/2001             $11,482                     $11,466           $10,438
   4/30/2001             $11,303                     $11,342           $10,480
   5/31/2001             $11,432                     $11,464           $10,527
   6/30/2001             $11,515                     $11,541           $10,545
   7/31/2001             $11,668                     $11,712           $10,515
   8/31/2001             $11,938                     $11,905           $10,515
   9/30/2001             $11,895                     $11,865           $10,563
  10/31/2001             $12,026                     $12,006           $10,527
  11/30/2001             $11,948                     $11,905           $10,509
  12/31/2001             $11,809                     $11,792           $10,468
   1/31/2002             $11,987                     $11,997           $10,492
   2/28/2002             $12,013                     $12,141           $10,533
   3/31/2002             $11,825                     $11,903           $10,592
   4/30/2002             $11,970                     $12,136           $10,652
   5/31/2002             $12,069                     $12,210           $10,652
   6/30/2002             $12,179                     $12,339           $10,658
   7/31/2002             $12,254                     $12,498           $10,669
   8/31/2002             $12,379                     $12,648           $10,705
   9/30/2002             $12,601                     $12,925           $10,723
  10/31/2002             $12,371                     $12,711           $10,741
  11/30/2002             $12,348                     $12,658           $10,741
  12/31/2002             $12,536                     $12,925           $10,717
   1/31/2003             $12,524                     $12,892           $10,764
   2/28/2003             $12,662                     $13,072           $10,847
   3/31/2003             $12,651                     $13,080           $10,912
   4/30/2003             $12,740                     $13,167           $10,889
   5/31/2003             $12,980                     $13,475           $10,871
   6/30/2003             $12,944                     $13,418           $10,883
   7/31/2003             $12,575                     $12,948           $10,895
   8/31/2003             $12,640                     $13,045           $10,936
   9/30/2003             $12,911                     $13,428           $10,972
  10/31/2003             $12,899                     $13,361           $10,960
  11/30/2003             $13,081                     $13,500           $10,930
  12/31/2003             $13,200                     $13,612           $10,918
   1/31/2004             $13,293                     $13,690           $10,972
   2/29/2004             $13,491                     $13,896           $11,031
   3/31/2004             $13,506                     $13,847           $11,102
   4/30/2004             $13,324                     $13,519           $11,137
   5/31/2004             $13,274                     $13,470           $11,203
   6/30/2004             $13,330                     $13,519           $11,238
   7/31/2004             $13,493                     $13,697           $11,220
   8/31/2004             $13,711                     $13,972           $11,226
   9/30/2004             $13,821                     $14,046           $11,250
  10/31/2004             $13,932                     $14,167           $11,309
  11/30/2004             $13,880                     $14,050           $11,315
  12/31/2004             $14,044                     $14,221           $11,274
   1/31/2005             $14,235                     $14,354           $11,297
   2/28/2005             $14,221                     $14,307           $11,363
   3/31/2005             $14,179                     $14,216           $11,451
   4/30/2005             $14,440                     $14,441           $11,528
   5/31/2005             $14,464                     $14,543           $11,517

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------------------
CLASS B                                             5/31/05
-----------------------------------------------------------
1-Year                                               +5.61%
-----------------------------------------------------------
5-Year                                               +6.66%
-----------------------------------------------------------
Since Inception (2/1/00)                             +7.17%
-----------------------------------------------------------


                                                              Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------------
 CLASS C                           5/31/05
-------------------------------------------
 1-Year                             +8.72%
-------------------------------------------
 5-Year                             +6.93%
-------------------------------------------
 Since Inception (5/1/96)           +5.93%
-------------------------------------------

CLASS C (5/1/96-5/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   Franklin California          Lehman Brothers
    Date        High Yield Municipal Fund   Municipal Bond Index(7)     CPI(7)

    5/1/1996             $10,000                     $10,000           $10,000
   5/31/1996             $10,038                     $ 9,996           $10,019
   6/30/1996             $10,182                     $10,105           $10,026
   7/31/1996             $10,256                     $10,197           $10,045
   8/31/1996             $10,256                     $10,194           $10,064
   9/30/1996             $10,421                     $10,337           $10,096
  10/31/1996             $10,542                     $10,454           $10,128
  11/30/1996             $10,728                     $10,645           $10,147
  12/31/1996             $10,714                     $10,600           $10,147
   1/31/1997             $10,709                     $10,620           $10,179
   2/28/1997             $10,810                     $10,718           $10,211
   3/31/1997             $10,709                     $10,575           $10,237
   4/30/1997             $10,803                     $10,663           $10,250
   5/31/1997             $10,952                     $10,824           $10,243
   6/30/1997             $11,089                     $10,939           $10,256
   7/31/1997             $11,402                     $11,242           $10,269
   8/31/1997             $11,344                     $11,137           $10,288
   9/30/1997             $11,550                     $11,269           $10,313
  10/31/1997             $11,635                     $11,341           $10,339
  11/30/1997             $11,742                     $11,408           $10,333
  12/31/1997             $11,906                     $11,575           $10,320
   1/31/1998             $12,017                     $11,694           $10,339
   2/28/1998             $12,017                     $11,697           $10,358
   3/31/1998             $12,014                     $11,708           $10,377
   4/30/1998             $11,996                     $11,655           $10,397
   5/31/1998             $12,195                     $11,839           $10,416
   6/30/1998             $12,253                     $11,886           $10,429
   7/31/1998             $12,292                     $11,916           $10,441
   8/31/1998             $12,471                     $12,100           $10,454
   9/30/1998             $12,650                     $12,251           $10,467
  10/31/1998             $12,634                     $12,251           $10,493
  11/30/1998             $12,711                     $12,293           $10,493
  12/31/1998             $12,716                     $12,324           $10,486
   1/31/1999             $12,837                     $12,471           $10,512
   2/28/1999             $12,794                     $12,417           $10,525
   3/31/1999             $12,807                     $12,434           $10,557
   4/30/1999             $12,833                     $12,465           $10,633
   5/31/1999             $12,739                     $12,393           $10,633
   6/30/1999             $12,512                     $12,214           $10,633
   7/31/1999             $12,525                     $12,259           $10,665
   8/31/1999             $12,333                     $12,160           $10,691
   9/30/1999             $12,323                     $12,165           $10,742
  10/31/1999             $12,009                     $12,034           $10,761
  11/30/1999             $12,122                     $12,162           $10,768
  12/31/1999             $11,804                     $12,071           $10,768
   1/31/2000             $11,610                     $12,018           $10,800
   2/29/2000             $11,774                     $12,158           $10,864
   3/31/2000             $12,139                     $12,424           $10,953
   4/30/2000             $12,092                     $12,350           $10,960
   5/31/2000             $12,046                     $12,286           $10,972
   6/30/2000             $12,213                     $12,612           $11,030
   7/31/2000             $12,419                     $12,787           $11,056
   8/31/2000             $12,766                     $12,984           $11,056
   9/30/2000             $12,744                     $12,917           $11,113
  10/31/2000             $12,837                     $13,058           $11,132
  11/30/2000             $12,840                     $13,156           $11,139
  12/31/2000             $13,038                     $13,481           $11,132
   1/31/2001             $13,158                     $13,615           $11,203
   2/28/2001             $13,201                     $13,658           $11,248
   3/31/2001             $13,309                     $13,781           $11,273
   4/30/2001             $13,103                     $13,631           $11,318
   5/31/2001             $13,252                     $13,778           $11,369
   6/30/2001             $13,336                     $13,870           $11,388
   7/31/2001             $13,527                     $14,076           $11,356
   8/31/2001             $13,826                     $14,308           $11,356
   9/30/2001             $13,776                     $14,260           $11,408
  10/31/2001             $13,928                     $14,429           $11,369
  11/30/2001             $13,837                     $14,308           $11,350
  12/31/2001             $13,676                     $14,172           $11,305
   1/31/2002             $13,883                     $14,418           $11,331
   2/28/2002             $13,927                     $14,592           $11,376
   3/31/2002             $13,695                     $14,306           $11,440
   4/30/2002             $13,864                     $14,586           $11,504
   5/31/2002             $13,978                     $14,674           $11,504
   6/30/2002             $14,107                     $14,829           $11,510
   7/31/2002             $14,194                     $15,020           $11,523
   8/31/2002             $14,338                     $15,201           $11,561
   9/30/2002             $14,596                     $15,534           $11,580
  10/31/2002             $14,329                     $15,276           $11,599
  11/30/2002             $14,302                     $15,213           $11,599
  12/31/2002             $14,520                     $15,534           $11,574
   1/31/2003             $14,507                     $15,494           $11,625
   2/28/2003             $14,667                     $15,711           $11,715
   3/31/2003             $14,654                     $15,720           $11,785
   4/30/2003             $14,757                     $15,824           $11,759
   5/31/2003             $15,021                     $16,195           $11,740
   6/30/2003             $14,993                     $16,126           $11,753
   7/31/2003             $14,566                     $15,562           $11,766
   8/31/2003             $14,627                     $15,678           $11,811
   9/30/2003             $14,940                     $16,139           $11,849
  10/31/2003             $14,942                     $16,057           $11,836
  11/30/2003             $15,153                     $16,225           $11,804
  12/31/2003             $15,290                     $16,359           $11,791
   1/31/2004             $15,398                     $16,453           $11,849
   2/29/2004             $15,613                     $16,700           $11,913
   3/31/2004             $15,645                     $16,642           $11,990
   4/30/2004             $15,434                     $16,248           $12,028
   5/31/2004             $15,361                     $16,189           $12,099
   6/30/2004             $15,441                     $16,248           $12,137
   7/31/2004             $15,614                     $16,462           $12,118
   8/31/2004             $15,882                     $16,792           $12,124
   9/30/2004             $16,010                     $16,881           $12,150
  10/31/2004             $16,139                     $17,026           $12,214
  11/30/2004             $16,063                     $16,886           $12,220
  12/31/2004             $16,269                     $17,092           $12,175
   1/31/2005             $16,491                     $17,252           $12,201
   2/28/2005             $16,475                     $17,194           $12,271
   3/31/2005             $16,424                     $17,086           $12,367
   4/30/2005             $16,711                     $17,355           $12,450
   5/31/2005             $16,870                     $17,478           $12,438

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. IN GENERAL, AN INVESTOR IS PAID A HIGHER YIELD TO ASSUME A GREATER DEGREE OF CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(3) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 5/31/05.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/05.

(7) Source: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


16 |  Annual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 17

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                        VALUE 11/30/04       VALUE 5/31/05       PERIOD* 11/30/04-5/31/05
------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,051.30                  $3.27
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,021.74                  $3.23
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,048.20                  $6.03
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,019.05                  $5.94
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                             $1,000              $1,049.20                  $6.08
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000              $1,019.00                  $5.99
------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.64%; B: 1.18%; and C: 1.19%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


18 | Annual Report

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from federal and Tennessee personal income taxes, consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 5/31/05**

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

               AAA ......................................  43.8%
               AA .......................................  13.3%
               A ........................................   2.7%
               BBB ......................................   5.3%
               Not Rated by S&P .........................  34.9%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                           MOODY'S
AAA or Aaa                          25.9%
AA or Aa                             8.3%
A                                    0.4%
BBB or Baa                           0.3%
-----------------------------------------
Total                               34.9%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin Tennessee Municipal Bond Fund's annual report for the fiscal year ended May 31, 2005.

PERFORMANCE OVERVIEW

Because bond yield and price typically move in opposite directions, as municipal bond yields fell, bond prices rose for the year under review. The Fund's Class A share price, as measured by net asset value, increased from $11.04 on May 31,

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 39.


                                                              Annual Report | 19

DIVIDEND DISTRIBUTIONS(2)
Franklin Tennessee Municipal Bond Fund
Class A
6/1/04-5/31/05

--------------------------------------------------------------------------------
MONTH                                                         DIVIDEND PER SHARE
--------------------------------------------------------------------------------
June                                                                  4.00 cents
--------------------------------------------------------------------------------
July                                                                  4.00 cents
--------------------------------------------------------------------------------
August                                                                4.00 cents
--------------------------------------------------------------------------------
September                                                             4.00 cents
--------------------------------------------------------------------------------
October                                                               4.00 cents
--------------------------------------------------------------------------------
November                                                              4.00 cents
--------------------------------------------------------------------------------
December                                                              4.00 cents
--------------------------------------------------------------------------------
January                                                               4.00 cents
--------------------------------------------------------------------------------
February                                                              4.00 cents
--------------------------------------------------------------------------------
March                                                                 4.00 cents
--------------------------------------------------------------------------------
April                                                                 4.00 cents
--------------------------------------------------------------------------------
May                                                                   4.00 cents
--------------------------------------------------------------------------------
TOTAL                                                                48.00 CENTS
--------------------------------------------------------------------------------

2004, to $11.48 on May 31, 2005. The Fund's Class A shares paid dividends totaling 48.00 cents per share for the same period.(2) The Performance Summary beginning on page 22 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.00%. An investor in the 2005 maximum combined federal and Tennessee state personal income tax bracket of 38.90% would need to earn a distribution rate of 6.55% from a taxable investment to match the Fund's Class A tax-free distribution rate.

STATE UPDATE

Tennessee's economic recovery continued at a strong pace, supported by solid job growth, a well-diversified economic base and increasing personal income. Although the overall manufacturing sector was sluggish, automotive manufacturing remained one of the state's anchors. The industry found Tennessee's business-friendly environment attractive, and had new facility plans. Growth in the services sector, the state's largest contributor to employment, offset manufacturing declines and remained strong. In particular, the tourism industry grew and gained new jobs partly due to global anxiety over terrorism and a consequent shift to domestic vacation destinations. As of May 2005, Tennessee's unemployment rate was 6.2%, compared with the 5.1% national rate.(3)

Financial projections for fiscal year 2005 indicated that Tennessee's recent operational stability will continue with a $325 million estimated operating surplus.(4) Benefiting from the one-cent sales tax increase implemented during fiscal year 2003, sales tax revenues were projected to increase in 2005 and 2006. Reserves will be restored to a level higher than the general fund operating requirements. In the past, the state's over-reliance on one-time revenues was a concern, but the fiscal year 2006 budget was balanced with recurring revenues matching recurring expenditures. Since 1998, the state's health care program, TennCare, saw rapid growth and soaring costs, severely straining state finances. TennCare reform, which proposed to cut down adult enrollment numbers and reduce benefits, faced litigation risk and is subject to federal approval. If accepted and fully implemented, the reform could help the state curtail rapidly growing program costs and contain future expenses.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

(3)   Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's, "Research: Tennessee; Tax Secured, General Obligation," RATINGSDIRECT, 3/4/05.


20 | Annual Report

Independent credit rating agency Standard & Poor's assigned Tennessee's general obligation bonds an AA rating with a stable outlook.(5) The rating reflected the state's economic and employment stability and return to long-term fiscal balance pending outcome of TennCare reform. In addition, the state's almost fully funded pension system and manageable future capital plans contributed to its low debt burden and low debt service expenses, allowing future bond issuance if necessary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income, combined with a relatively steep municipal yield curve compared to Treasuries, favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

(5)   This does not indicate Standard & Poor's rating of the Fund.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin Tennessee Municipal Bond Fund
5/31/05

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Utilities                                                                29.6%**
--------------------------------------------------------------------------------
Prerefunded                                                              25.2%
--------------------------------------------------------------------------------
General Obligation                                                       16.1%
--------------------------------------------------------------------------------
Hospital & Health Care                                                   11.1%
--------------------------------------------------------------------------------
Other Revenue                                                             6.6%
--------------------------------------------------------------------------------
Transportation                                                            4.5%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                      2.6%
--------------------------------------------------------------------------------
Housing                                                                   2.4%
--------------------------------------------------------------------------------
Corporate-Backed                                                          1.0%
--------------------------------------------------------------------------------
Tax-Supported                                                             0.9%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

** The Fund may invest more than 25% in municipal securities that finance similar types of projects such as utilities. A change that affects one project may affect all similar projects, thereby increasing market risk.


                                                              Annual Report | 21

PERFORMANCE SUMMARY AS OF 5/31/05

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRTIX)                                     CHANGE          5/31/05           5/31/04
-------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       +$0.44           $11.48            $11.04
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/04-5/31/05)
-------------------------------------------------------------------------------------------------------
Dividend Income                               $0.4800
-------------------------------------------------------------------------------------------------------

PERFORMANCE(1)

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS INCLUDE THE MAXIMUM SALES CHARGE.

-------------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                  +8.50%           +44.42%          +79.66%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                              +3.89%            +6.71%           +5.57%
-------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/05)(4)                         +3.94%            +6.14%           +5.72%
-------------------------------------------------------------------------------------------------------
   Distribution Rate(5)                              4.00%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(6)           6.55%
-------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(7)                      3.07%
-------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(6)                       5.02%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


22 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CLASS A (6/1/95-5/31/05)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                    Franklin Tennessee          Lehman Brothers
     Date          Municipal Bond Fund       Municipal Bond Index(8)    CPI(8)

    6/1/1995             $ 9,573                     $10,000           $10,000
   6/30/1995             $ 9,481                     $ 9,913           $10,020
   7/31/1995             $ 9,526                     $10,006           $10,020
   8/31/1995             $ 9,663                     $10,133           $10,046
   9/30/1995             $ 9,726                     $10,197           $10,066
  10/31/1995             $ 9,864                     $10,346           $10,099
  11/30/1995             $10,051                     $10,518           $10,092
  12/31/1995             $10,163                     $10,618           $10,085
   1/31/1996             $10,220                     $10,699           $10,145
   2/29/1996             $10,116                     $10,626           $10,177
   3/31/1996             $10,002                     $10,491           $10,230
   4/30/1996             $ 9,983                     $10,461           $10,269
   5/31/1996             $10,002                     $10,457           $10,289
   6/30/1996             $10,127                     $10,571           $10,296
   7/31/1996             $10,224                     $10,667           $10,315
   8/31/1996             $10,233                     $10,664           $10,335
   9/30/1996             $10,409                     $10,813           $10,368
  10/31/1996             $10,517                     $10,936           $10,401
  11/30/1996             $10,705                     $11,136           $10,420
  12/31/1996             $10,655                     $11,089           $10,420
   1/31/1997             $10,665                     $11,110           $10,453
   2/28/1997             $10,775                     $11,212           $10,486
   3/31/1997             $10,634                     $11,062           $10,512
   4/30/1997             $10,735                     $11,155           $10,526
   5/31/1997             $10,897                     $11,323           $10,519
   6/30/1997             $11,019                     $11,443           $10,532
   7/31/1997             $11,367                     $11,760           $10,545
   8/31/1997             $11,233                     $11,650           $10,565
   9/30/1997             $11,395                     $11,788           $10,591
  10/31/1997             $11,465                     $11,864           $10,618
  11/30/1997             $11,587                     $11,934           $10,611
  12/31/1997             $11,792                     $12,108           $10,598
   1/31/1998             $11,915                     $12,233           $10,618
   2/28/1998             $11,912                     $12,237           $10,637
   3/31/1998             $11,919                     $12,247           $10,657
   4/30/1998             $11,862                     $12,192           $10,677
   5/31/1998             $12,073                     $12,385           $10,696
   6/30/1998             $12,145                     $12,434           $10,710
   7/31/1998             $12,174                     $12,465           $10,723
   8/31/1998             $12,365                     $12,658           $10,736
   9/30/1998             $12,524                     $12,815           $10,749
  10/31/1998             $12,476                     $12,815           $10,775
  11/30/1998             $12,537                     $12,860           $10,775
  12/31/1998             $12,573                     $12,893           $10,769
   1/31/1999             $12,701                     $13,046           $10,795
   2/28/1999             $12,630                     $12,989           $10,808
   3/31/1999             $12,680                     $13,007           $10,841
   4/30/1999             $12,684                     $13,039           $10,920
   5/31/1999             $12,577                     $12,964           $10,920
   6/30/1999             $12,322                     $12,777           $10,920
   7/31/1999             $12,326                     $12,824           $10,953
   8/31/1999             $12,104                     $12,721           $10,979
   9/30/1999             $12,052                     $12,726           $11,032
  10/31/1999             $11,783                     $12,588           $11,051
  11/30/1999             $11,927                     $12,722           $11,058
  12/31/1999             $11,760                     $12,627           $11,058
   1/31/2000             $11,650                     $12,572           $11,091
   2/29/2000             $11,809                     $12,719           $11,156
   3/31/2000             $12,157                     $12,996           $11,248
   4/30/2000             $12,047                     $12,920           $11,255
   5/31/2000             $11,901                     $12,852           $11,268
   6/30/2000             $12,266                     $13,193           $11,327
   7/31/2000             $12,488                     $13,377           $11,353
   8/31/2000             $12,724                     $13,583           $11,353
   9/30/2000             $12,611                     $13,512           $11,413
  10/31/2000             $12,764                     $13,659           $11,432
  11/30/2000             $12,894                     $13,763           $11,439
  12/31/2000             $13,317                     $14,103           $11,432
   1/31/2001             $13,398                     $14,243           $11,505
   2/28/2001             $13,468                     $14,288           $11,551
   3/31/2001             $13,574                     $14,416           $11,577
   4/30/2001             $13,396                     $14,260           $11,623
   5/31/2001             $13,541                     $14,413           $11,675
   6/30/2001             $13,673                     $14,510           $11,695
   7/31/2001             $13,919                     $14,725           $11,662
   8/31/2001             $14,141                     $14,967           $11,662
   9/30/2001             $14,008                     $14,917           $11,715
  10/31/2001             $14,206                     $15,095           $11,675
  11/30/2001             $14,111                     $14,967           $11,656
  12/31/2001             $13,898                     $14,826           $11,610
   1/31/2002             $14,147                     $15,083           $11,636
   2/28/2002             $14,334                     $15,265           $11,682
   3/31/2002             $14,040                     $14,965           $11,748
   4/30/2002             $14,307                     $15,258           $11,813
   5/31/2002             $14,404                     $15,351           $11,813
   6/30/2002             $14,541                     $15,513           $11,820
   7/31/2002             $14,717                     $15,713           $11,833
   8/31/2002             $14,882                     $15,901           $11,873
   9/30/2002             $15,258                     $16,250           $11,892
  10/31/2002             $14,902                     $15,980           $11,912
  11/30/2002             $14,852                     $15,914           $11,912
  12/31/2002             $15,179                     $16,250           $11,886
   1/31/2003             $15,128                     $16,208           $11,938
   2/28/2003             $15,348                     $16,435           $12,030
   3/31/2003             $15,419                     $16,445           $12,102
   4/30/2003             $15,558                     $16,554           $12,076
   5/31/2003             $15,945                     $16,941           $12,057
   6/30/2003             $15,864                     $16,869           $12,070
   7/31/2003             $15,229                     $16,279           $12,083
   8/31/2003             $15,355                     $16,400           $12,129
   9/30/2003             $15,787                     $16,882           $12,168
  10/31/2003             $15,719                     $16,797           $12,155
  11/30/2003             $15,902                     $16,973           $12,122
  12/31/2003             $16,015                     $17,113           $12,109
   1/31/2004             $16,114                     $17,211           $12,168
   2/29/2004             $16,355                     $17,470           $12,234
   3/31/2004             $16,284                     $17,409           $12,313
   4/30/2004             $15,871                     $16,997           $12,352
   5/31/2004             $15,858                     $16,935           $12,424
   6/30/2004             $15,916                     $16,997           $12,464
   7/31/2004             $16,161                     $17,221           $12,444
   8/31/2004             $16,450                     $17,566           $12,451
   9/30/2004             $16,552                     $17,659           $12,477
  10/31/2004             $16,727                     $17,811           $12,543
  11/30/2004             $16,580                     $17,664           $12,549
  12/31/2004             $16,800                     $17,880           $12,503
   1/31/2005             $17,007                     $18,047           $12,530
   2/28/2005             $16,962                     $17,987           $12,602
   3/31/2005             $16,858                     $17,873           $12,700
   4/30/2005             $17,096                     $18,155           $12,786
   5/31/2005             $17,198                     $18,284           $12,773

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
 CLASS A                     5/31/05
-------------------------------------
 1-Year                       +3.89%
-------------------------------------
 5-Year                       +6.71%
-------------------------------------
 10-Year                      +5.57%
-------------------------------------


                                                              Annual Report | 23

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.96%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.

(4) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5) Distribution rate is based on an annualization of the current 4.00 cent per share monthly dividend and the maximum offering price of $11.99 per share on 5/31/05.

(6) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and Tennessee state personal income tax bracket of 38.90%, based on the federal income tax rate of 35.00%.

(7) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/05.

(8) Source: Lehman Brothers Inc.; Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.


24 |  Annual Report

YOUR FUND'S EXPENSES

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 25

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT     ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                        VALUE 11/30/04       VALUE 5/31/05       PERIOD* 11/30/04-5/31/05
----------------------------------------------------------------------------------------------------------------
Actual                                             $1,000             $1,037.40                  $3.56
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000             $1,021.44                  $3.53
----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.70%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


26 |  Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                       --------------------------------------------------------------
                                                                             YEAR ENDED MAY 31,
CLASS A                                                  2005          2004         2003        2002           2001
                                                       --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............        $   9.94      $  10.21     $   9.97    $   9.95       $   9.52
                                                       --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................            0.53          0.56         0.54        0.57(d)        0.60

 Net realized and unrealized gains (losses) ...            0.47         (0.28)        0.25        0.02(d)        0.39
                                                       --------------------------------------------------------------
Total from investment operations ..............            1.00          0.28         0.79        0.59           0.99
                                                       --------------------------------------------------------------
Less distributions from net investment income .           (0.55)        (0.55)       (0.55)      (0.57)         (0.56)

Redemption fees ...............................              --(c)         --           --          --             --
                                                       --------------------------------------------------------------
Net asset value, end of year ..................        $  10.39      $   9.94     $  10.21    $   9.97       $   9.95
                                                       ==============================================================

Total return(b) ...............................           10.26%         2.81%        8.15%       5.99%         10.61%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............        $777,960      $548,292     $537,770    $503,337       $483,666

Ratios to average net assets:

 Expenses .....................................            0.64%         0.65%        0.65%       0.65%          0.65%

 Expenses net of waiver and payments by
   affiliate ..................................            0.64%         0.65%        0.65%       0.61%          0.50%

 Net investment income ........................            5.22%         5.61%        5.36%       5.66%(d)       6.02%

Portfolio turnover rate .......................            5.43%         8.79%       10.13%      21.77%         29.01%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d) Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ..........................   $  0.01
      Net realized and unrealized gains (losses) per share .....     (0.01)
      Ratio of net investment income to average net assets .....      0.08%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 27

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                       --------------------------------------------------------------
                                                                             YEAR ENDED MAY 31,
CLASS B                                                  2005          2004         2003        2002           2001
                                                       --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............        $   9.99      $  10.25     $  10.02    $   9.98       $   9.54
                                                       --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................            0.48          0.51         0.49        0.52(d)        0.53

 Net realized and unrealized gains (losses) ...            0.46         (0.28)        0.24        0.03(d)        0.42
                                                       --------------------------------------------------------------
Total from investment operations ..............            0.94          0.23         0.73        0.55           0.95
                                                       --------------------------------------------------------------
Less distributions from net investment income .           (0.49)        (0.49)       (0.50)      (0.51)         (0.51)

Redemption fees ...............................              --(c)         --           --          --             --
                                                       --------------------------------------------------------------
Net asset value, end of year ..................        $  10.44      $   9.99     $  10.25    $  10.02       $   9.98
                                                       ==============================================================

Total return(b) ...............................            9.61%         2.24%        7.52%       5.58%         10.08%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............        $ 31,588      $ 28,197     $ 29,268    $ 23,029       $ 11,598

Ratios to average net assets:

 Expenses .....................................            1.19%         1.20%        1.20%       1.20%          1.20%

 Expenses net of waiver and payments by
   affiliate ..................................            1.19%         1.20%        1.20%       1.16%          1.05%

 Net investment income ........................            4.67%         5.06%        4.81%       5.13%(d)       5.32%

Portfolio turnover rate .......................            5.43%         8.79%       10.13%      21.77%         29.01%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d) Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ...........................  $  0.01
      Net realized and unrealized gains (losses) per share ......    (0.01)
      Ratio of net investment income to average net assets ......     0.08%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


28 | See notes to financial statements. | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONTINUED)

                                                       --------------------------------------------------------------
                                                                             YEAR ENDED MAY 31,
CLASS C                                                  2005          2004         2003        2002           2001
                                                       --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ............        $   9.97      $  10.24     $  10.01     $  9.98       $   9.55
                                                       --------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................            0.48          0.51         0.48        0.52(d)        0.54

 Net realized and unrealized gains (losses) ...            0.47         (0.29)        0.25        0.02(d)        0.40
                                                       --------------------------------------------------------------
Total from investment operations ..............            0.95          0.22         0.73        0.54           0.94
                                                       --------------------------------------------------------------
Less distributions from net investment income .           (0.49)        (0.49)       (0.50)      (0.51)         (0.51)

Redemption fees ...............................              --(c)         --           --          --             --
                                                       --------------------------------------------------------------
Net asset value, end of year ..................        $  10.43      $   9.97     $  10.24     $ 10.01       $   9.98
                                                       ==============================================================

Total return(b) ...............................            9.72%         2.24%        7.43%       5.49%          9.98%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...............        $120,521      $ 79,294     $ 77,748     $74,611       $ 67,735

Ratios to average net assets:

 Expenses .....................................            1.19%         1.20%        1.20%       1.20%          1.20%

 Expenses net of waiver and payments by
   affiliate ..................................            1.19%         1.20%        1.20%       1.16%          1.05%

 Net investment income ........................            4.67%         5.06%        4.81%       5.12%(d)       5.48%

Portfolio turnover rate .......................            5.43%         8.79%       10.13%      21.77%         29.01%

(a)   Based on average daily shares outstanding.

(b)   Total return does not reflect the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.

(d) Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share................................   $  0.01
      Net realized and unrealized gains (losses) per share ..........     (0.01)
      Ratio of net investment income to average net assets ..........      0.08%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                         Annual Report | See notes to financial statements. | 29

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, MAY 31, 2005

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 91.9%
   BONDS 81.2%
   CALIFORNIA 81.0%
   ABAG 1915 Act Special Assessment,
      Windemere Ranch AD, Series 1, 7.30%, 9/02/17 ..........................................     $   9,870,000    $   10,499,015
      Windemere Ranch AD, Series 1, 7.35%, 9/02/20 ..........................................         7,820,000         8,322,122
      Windemere Ranch AD, Series 1, 7.45%, 9/02/30 ..........................................         4,820,000         5,128,817
      Windemere Ranch AD 99, Series 1, 6.20%, 9/02/20 .......................................         1,950,000         2,059,161
      Windemere Ranch AD 99, Series 1, 6.30%, 9/02/25 .......................................         2,935,000         3,098,656
   ABAG Finance Authority for Nonprofit Corps. COP, California Mortgage Insured, 6.15%,
    1/01/22 .................................................................................         1,260,000         1,345,340
   ABAG Finance Authority for Nonprofit Corps. Revenue, Elder Care Alliance, California
    Mortgage Insured, 5.60%, 8/15/34 ........................................................         4,260,000         4,546,655
   Adelanto Water Authority Revenue,
      Parity, Water System Acquisition Project, Series A, Pre-Refunded, 7.50%, 9/01/28 ......         3,200,000         3,648,768
      Subordinated, Water System Acquisition Project, Series A, Pre-Refunded, 7.50%,
       9/01/28 ..............................................................................         2,000,000         2,323,980
   Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 ...........................................         1,240,000         1,278,564
   Alameda PFA Local Agency Revenue, Special Tax, CFD 1, Series A,
      6.70%, 8/01/12 ........................................................................         3,400,000         3,577,820
      7.00%, 8/01/19 ........................................................................         4,015,000         4,226,671
   Avenal PFAR, Refunding,
      7.00%, 9/02/10 ........................................................................           930,000           974,659
      7.25%, 9/02/27 ........................................................................         3,665,000         3,844,218
   Beaumont Financing Authority Local Agency Revenue, Series C, 5.50%,
      9/01/29 ...............................................................................           855,000           864,285
      9/01/35 ...............................................................................         1,035,000         1,059,322
   Burbank Wastewater Treatment Revenue, Series A, AMBAC Insured, 5.00%, 6/01/34 ............         1,430,000         1,518,260
   Calexico Special Financing Authority Sales Tax Revenue,
      ETM, 7.40%, 1/01/06 ...................................................................           340,000           349,030
      Pre-Refunded, 7.40%, 1/01/18 ..........................................................         7,680,000         7,883,981
   California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 ........         9,670,000        10,603,542
   California Educational Facilities Authority Revenue,
      California College of the Arts, 5.00%, 6/01/30 ........................................         1,800,000         1,844,118
      California College of the Arts, 5.00%, 6/01/35 ........................................         4,405,000         4,488,299
      Keck Graduate Institute, 6.75%, 6/01/30 ...............................................         2,500,000         2,767,950
      Occidental College, Series A, MBIA Insured, 5.00%, 10/01/30 ...........................         2,000,000         2,133,180
      Occidental College, Series A, MBIA Insured, 5.00%, 10/01/33 ...........................         7,345,000         7,820,148
      Pooled College and University, Series B, 6.625%, 6/01/20 ..............................         1,000,000         1,113,020
      Pooled College and University, Series B, Pre-Refunded, 6.30%, 4/01/21 .................         1,000,000         1,080,340
   California Health Facilities Financing Authority Revenue,
      Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ......................................         2,500,000         2,574,600
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .....................................         3,250,000         3,461,282
      Thessalonika Family, Series A, California Mortgage Insured, 6.20%, 12/01/15 ...........           935,000           970,932
   California PCFA, PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 ..........         2,000,000         2,006,140
   California PCFA Solid Waste Disposal Revenue,
      Browning-Ferris Industries Inc., 6.75%, 9/01/19 .......................................         7,000,000         7,072,800
      Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 ..................................         9,100,000         9,217,208
   California State GO,
      AMBAC Insured, 5.00%, 3/01/34 .........................................................        10,000,000        10,585,800
      FGIC Insured, 6.00%, 8/01/19 ..........................................................            30,000            30,475


30 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   California State Public Works Board Lease Revenue, Department of Mental Health, Coalinga,
    Series A, 5.125%, 6/01/29 ...............................................................     $   5,000,000    $    5,229,050
   California State University of Fresno Assn. Inc. Revenue, Senior Auxiliary Organization
    Event Center, Pre-Refunded, 6.00%, 7/01/22 ..............................................         3,500,000         4,119,815
   California Statewide CDA, COP,
      Catholic Healthcare West, 6.50%, 7/01/20 ..............................................        12,060,000        13,788,198
      International School of the Peninsula Project, 7.50%, 11/01/29 ........................        10,565,000        11,051,624
      Windward School, 6.90%, 9/01/23 .......................................................         2,000,000         2,068,920
(a)California Statewide CDA Lease Revenue, Special Facilities, United Airlines,
    Series A, 5.70%, 10/01/33 ...............................................................         3,320,000         2,429,642
   California Statewide CDA Revenue,
      Bentley School, Refunding, 6.75%, 7/01/32 .............................................         8,250,000         8,978,145
      Elder Care Alliance, Series A, 8.00%, 11/15/22 ........................................         3,000,000         3,190,200
      Elder Care Alliance, Series A, 8.25%, 11/15/32 ........................................         4,000,000         4,259,280
      Eskaton Village Grass Valley, 8.25%, 11/15/31 .........................................        10,000,000        11,103,300
      John F. Kennedy University, 6.75%, 10/01/33 ...........................................         5,000,000         5,313,100
      Monterey Institute International, 7.75%, 7/01/31 ......................................         8,285,000         8,183,757
      Presidio Hill School, 6.875%, 8/01/32 .................................................         6,195,000         6,540,805
      Prospect Sierra School, 6.75%, 9/01/32 ................................................         5,000,000         5,277,050
      Seven Hills School, 6.50%, 8/01/31 ....................................................         5,600,000         5,779,648
      Sonoma County Day School, 6.75%, 1/01/32 ..............................................         6,000,000         6,288,300
      Thomas Jefferson School of Law Project, 7.75%, 10/01/31 ...............................         5,000,000         5,533,350
      Turning Point, 6.50%, 11/01/31 ........................................................         6,130,000         6,438,645
   Campbell RDA Tax Allocation, Central Campbell Redevelopment Project, Series A,
    Pre-Refunded, 6.55%, 10/01/32 ...........................................................         5,300,000         5,798,995
   Capistrano USD, CFD Special Tax, No. 05-1, Rancho Madrina, 5.25%, 9/01/34 ................         1,120,000         1,133,182
   Chino CFD Special Tax,
      No. 03-1, 5.875%, 9/01/33 .............................................................         1,250,000         1,279,787
      No. 03-3, Improvement Area 1, 5.70%, 9/01/29 ..........................................         1,215,000         1,236,712
      No. 03-3, Improvement Area 1, 5.75%, 9/01/34 ..........................................         1,420,000         1,451,410
   Chula Vista Special Tax, CFD No. 2000-1, 6.60%, 9/01/30 ..................................         1,500,000         1,573,410
   Corona CFD Special Tax,
      No. 01-02, Improvement Nos. 1 and 2, 6.25%, 9/01/32 ...................................         1,890,000         1,935,795
      No. 03-2, Highlands, 5.15%, 9/01/34 ...................................................         2,810,000         2,820,875
   Corona-Norco USD Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ...............................         2,120,000         2,256,337
   Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%, 9/02/33......         5,805,000         5,974,796
   Duarte RDA Tax Allocation,
      Davis Addition Project Area, Refunding, 6.70%, 9/01/14 ................................         2,615,000         2,827,495
      Davis Addition Project Area, Refunding, 6.90%, 9/01/18 ................................         4,120,000         4,439,836
      Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ......................           635,000           701,040
   El Dorado County Public Financing Revenue, Pre-Refunded, 6.375%, 2/15/25 .................         1,885,000         2,013,029
   El Dorado County Special Tax, CFD No. 1992-1, 6.125%, 9/01/16 ............................         4,745,000         4,966,402
   Elk Grove Special Tax, East Franklin Community No. 1-A, 6.00%, 8/01/33 ...................         1,750,000         1,827,805
   Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1, 7.00%, 9/01/29 .......         3,500,000         3,704,680
   Escondido Revenue COP, Refunding, Series A, FGIC Insured, 6.00%, 9/01/31 .................         1,785,000         2,000,039
   Fontana Special Tax, CFD No. 12,
      6.60%, 9/01/19 ........................................................................         3,295,000         3,498,697
      6.625%, 9/01/30 .......................................................................         7,675,000         8,108,714


                                                              Annual Report | 31

FRANKLIN MUNICIPAL SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Fullerton Water Revenue COP, AMBAC Insured, 5.00%,
      9/01/28 ...............................................................................     $   2,650,000    $    2,821,323
      9/01/34 ...............................................................................         2,795,000         2,960,268
   Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C, 6.70%, 7/01/24....         6,375,000         6,720,589
   Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded, 7.75%,
    9/01/25 .................................................................................         2,480,000         2,558,418
   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, Asset-Backed,
      Series A-2, 7.90%, 6/01/42 ............................................................           750,000           881,078
      Series A-3, 7.875%, 6/01/42 ...........................................................         6,400,000         7,508,224
      Series B, 5.625%, 6/01/38 .............................................................        14,000,000        15,273,440
   Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 ......................................         3,760,000         3,941,533
   Hercules RDA Tax Allocation, Hercules Merged Project, 6.40%, 9/01/21 .....................         5,000,000         5,149,450
   Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31 .............         5,000,000         5,280,400
   Imperial County Special Tax, CFD No. 98-1,
      6.45%, 9/01/17 ........................................................................         2,085,000         2,009,648
      6.50%, 9/01/31 ........................................................................         5,705,000         5,337,769
   Indio 1915 Act GO,
      AD No. 99-1, 7.125%, 9/02/20 ..........................................................         2,240,000         2,385,174
      AD No. 2001-1, 6.50%, 9/02/26 .........................................................         4,610,000         4,864,979
   John C. Fremont Hospital District Health Facilities Revenue, California Mortgage Insured,
    6.75%, 6/01/13 ..........................................................................         1,500,000         1,546,170
(b)Jurupa Community Services District Special Tax, CFD No. 12, Series A,
      5.10%, 9/01/29 ........................................................................         2,000,000         2,004,580
      5.15%, 9/01/35 ........................................................................         2,000,000         2,004,580
   Lafayette RDA Tax Allocation, 5.75%, 8/01/32 .............................................         1,000,000         1,056,010
   Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Ltd. Obligation, Refunding, 7.00%,
    9/02/30 .................................................................................         8,710,000         9,313,168
   Lake Elsinore Special Tax, Improvements, CFD No. 2-A,
      5.85%, 9/01/24 ........................................................................         1,035,000         1,078,046
      5.95%, 9/01/34 ........................................................................         2,200,000         2,292,290
   Lake Elsinore USD, CFD Special Tax, No. 2001-1, 6.30%, 9/01/33 ...........................         4,510,000         4,709,658
   Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6,
    Refunding,
      5.40%, 2/01/29 ........................................................................           500,000           516,015
      5.60%, 2/01/34 ........................................................................         1,250,000         1,298,550
   Lancaster RDA Tax Allocation, Residential Redevelopment Project, sub. lien, Pre-Refunded,
    6.65%, 9/01/27 ..........................................................................         2,500,000         2,574,325
   Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,
      6.50%, 9/01/24 ........................................................................         1,000,000         1,079,130
      5.25%, 9/01/28 ........................................................................         1,750,000         1,776,180
      5.30%, 9/01/35 ........................................................................         3,300,000         3,346,893
   Lee Lake Water District CFD No. 3 Special Tax, Retreat, 5.875%, 9/01/27 ..................         3,000,000         3,070,170
   Lincoln Special Tax, CFD No. 2003-1,
      5.90%, 9/01/24 ........................................................................         2,000,000         2,055,520
      5.95%, 9/01/28 ........................................................................         5,000,000         5,138,450
      6.00%, 9/01/34 ........................................................................         4,000,000         4,113,600
   Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 ..........................         3,500,000         3,645,215
   Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 ..................................         1,000,000           960,790


32 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Lynwood PFA Lease Revenue,
      6.25%, 9/01/22 ........................................................................     $   1,080,000    $    1,179,943
      6.30%, 9/01/29 ........................................................................         2,680,000         2,920,074
   Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 .........................         1,000,000         1,082,270
   Lynwood PFAR, Water System Improvement Project, 6.50%, 6/01/21 ...........................         1,175,000         1,203,752
   Magnolia School District GO, Refunding, FGIC Insured, 5.00%, 8/01/31 .....................         2,555,000         2,733,416
   Menifee USD Special Tax, CFD No. 2002-2,
      6.05%, 9/01/26 ........................................................................         1,000,000         1,045,760
      6.10%, 9/01/34 ........................................................................         3,715,000         3,886,967
   Modesto PFA Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16 .......         1,325,000         1,398,617
   Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30 ...........................         4,100,000         4,348,747
   Murrieta CFD Special Tax,
      Blackmore Ranch, Series 2003-2, 6.10%, 9/01/34 ........................................         2,000,000         2,109,660
      No. 2, The Oaks Improvement Area A, 5.90%, 9/01/27 ....................................         2,000,000         2,068,880
      No. 2, The Oaks Improvement Area A, 6.00%, 9/01/34 ....................................         3,570,000         3,705,517
      No. 2, The Oaks Improvement Area B, 6.00%, 9/01/27 ....................................         1,285,000         1,361,509
      No. 2, The Oaks Improvement Area B, 6.00%, 9/01/34 ....................................         3,870,000         4,086,169
      No. 04-1, Bremerton, 5.625%, 9/01/34 ..................................................           700,000           719,740
   Murrieta CFD Special Tax Revenue, No. 1 Bluestone Improvement Area, Series A, 6.20%,
    9/01/25 .................................................................................         2,105,000         2,228,564
   Napa Valley USD, GO, Election of 2002, FGIC Insured, 5.00%,
      8/01/26 ...............................................................................         1,000,000         1,083,640
      8/01/29 ...............................................................................         4,100,000         4,396,881
   Norco Special Tax,
      CFD No. 97-1, 7.10%, 10/01/30 .........................................................         2,640,000         2,871,924
      CFD No. 2002-1, 6.50%, 3/01/33 ........................................................         1,500,000         1,538,985
   North Natomas CFD No. 4 Special Tax, Series B, 6.375%, 9/01/31 ...........................         4,300,000         4,518,311
   Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 ........................         2,100,000         2,183,286
   Oceanside CFD Special Tax, No. 2001-1, Morro Hills Development, 5.50%, 9/01/34 ...........         3,500,000         3,535,035
   Ontario COP, Water System Improvement Project, MBIA Insured, 5.00%, 7/01/34 ..............         8,000,000         8,435,440
   Orange County 1915 Act Special Assessment, Ltd. Obligation, AD 01-1-GP1,
      5.00%, 9/02/28 ........................................................................         3,000,000         3,000,960
      5.10%, 9/02/33 ........................................................................         2,000,000         2,006,180
   Orange County Water District Revenue, COP, Series B, MBIA Insured, 5.00%, 8/15/34 ........         5,000,000         5,250,000
   Oxnard Harbor District Revenue,
      Series A, 5.75%, 8/01/20 ..............................................................         1,110,000         1,174,447
      Series B, 6.00%, 8/01/24 ..............................................................         2,000,000         2,173,200
   Perris CFD Special Tax, No. 2002-1, Series A,
      6.375%, 9/01/23 .......................................................................         1,475,000         1,572,527
      6.50%, 9/01/29 ........................................................................         2,045,000         2,211,320
      6.50%, 9/01/33 ........................................................................         2,120,000         2,299,140
   Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33 ................................         3,000,000         3,116,940
   Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 ................         7,250,000         7,818,908
   Placentia COP, Improvement Project,
      5.45%, 7/01/25 ........................................................................         1,000,000         1,002,210
      5.60%, 7/01/30 ........................................................................           500,000           501,215
   Placentia-Yorba Linda USD, GO, 2002 Election, Series C, MBIA Insured, 5.00%, 8/01/29 .....         4,100,000         4,396,881


                                                              Annual Report | 33

FRANKLIN MUNICIPAL SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Rancho Santiago Community College District GO, FSA Insured, 5.125%,
      9/01/28 ...............................................................................     $   5,295,000    $    6,103,070
      9/01/29 ...............................................................................         6,745,000         7,777,727
   Rancho Water District Special Tax, Community Facilities 99-1,
      Area A, Series A, 6.70%, 9/01/30 ......................................................         2,100,000         2,202,165
      Area B, Series A, 6.70%, 9/01/30 ......................................................         2,435,000         2,553,463
   Richmond 1915 Act Special Assessment, Ltd. Obligation, ID No. 99-01, 7.20%, 9/02/30 ......         7,885,000         8,367,956
   Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 .......................         2,380,000         2,469,797
   Riverside County CFD Special Tax,
      No. 87-5, senior lien, Refunding, Series A, 7.00%, 9/01/13 ............................         7,335,000         7,881,017
      No. 89-1, Mountain Cove, Refunding, 6.50%, 9/01/25 ....................................         3,390,000         3,582,145
   Riverside USD Special Tax,
      CFD No. 14, Series A, 5.40%, 9/01/26 ..................................................         1,010,000         1,025,796
      CFD No. 14, Series A, 5.45%, 9/01/35 ..................................................         2,060,000         2,092,136
      CFD No. 15, Improvement Area 1, 5.45%, 9/01/25 ........................................         2,970,000         3,019,332
      CFD No. 15, Improvement Area 1, 5.55%, 9/01/30 ........................................         2,390,000         2,429,507
      CFD No. 15, Improvement Area 1, 5.60%, 9/01/34 ........................................         2,000,000         2,033,000
   Roseville Special Tax,
      Highland, CFD No. 1, 6.30%, 9/01/25 ...................................................         8,610,000         9,075,801
      Stone Point, CFD No. 1, 6.375%, 9/01/24 ...............................................         1,750,000         1,840,510
      Stone Point, CFD No. 1, 6.375%, 9/01/28 ...............................................         2,500,000         2,623,375
      Stoneridge, CFD No. 1, 6.20%, 9/01/21 .................................................         1,250,000         1,329,375
      Stoneridge, CFD No. 1, 6.30%, 9/01/31 .................................................         1,500,000         1,595,895
      Woodcreek West, CFD No. 1, Pre-Refunded, 6.70%, 9/01/25 ...............................         3,000,000         3,490,680
   Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
    County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 .............................         7,000,000         7,451,640
   Sacramento County Special Tax, CFD No. 1, Refunding, 6.30%, 9/01/21 ......................         1,575,000         1,629,779
(b)Sacramento Special Tax, North Natomas Community Facilities 97-01, Refunding,
      5.00%, 9/01/29 ........................................................................         1,190,000         1,183,288
      5.10%, 9/01/35 ........................................................................         1,525,000         1,525,000
   San Diego Port District Revenue, MBIA Insured, 5.00%, 9/01/29 ............................         4,030,000         4,298,519
   San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 .................         3,500,000         3,607,870
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Refunding, Series A, 5.50%, 1/15/28 ...................................................         3,320,000         3,278,732
      senior lien, 5.00%, 1/01/33 ...........................................................        12,500,000        11,506,375
   San Jose Financing Authority Lease Revenue, Civic Center Project, Refunding, Series B,
    AMBAC Insured, 5.00%, 6/01/37 ...........................................................         8,000,000         8,325,360
   San Marcos PFA Special Tax Revenue,
      Series A, 6.375%, 9/01/35 .............................................................         3,535,000         3,614,184
      Series A, 5.65%, 9/01/36 ..............................................................         5,180,000         5,225,429
      Series A, Pre-Refunded, 6.70%, 9/01/32 ................................................         3,500,000         3,604,475
      Series A, Pre-Refunded, 6.30%, 9/01/33 ................................................         1,000,000         1,062,030
      Series A, Pre-Refunded, 6.45%, 9/01/34 ................................................         3,180,000         3,472,083
      Series B, Pre-Refunded, 6.50%, 9/01/33 ................................................         6,655,000         7,083,981
   San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28 .....         2,000,000         2,063,220
   San Mateo RDA Tax Allocation, Merged Area, Series A, 5.50%, 8/01/22 ......................         1,000,000         1,055,050
   Santa Rosa RDA Tax Allocation, Southwest Redevelopment Project, Series A, AMBAC Insured,
    5.00%, 8/01/25 ..........................................................................         1,250,000         1,336,225


34 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   CALIFORNIA (CONT.)
   Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24 .............     $   4,000,000    $    4,288,400
   Southern California Public Power Authority Transmission Project Revenue, Southern
    Transmission Project, 6.125%, 7/01/18 ...................................................            50,000            50,150
   Stockton CFD Special Tax, No. 2001-1, Spanos Park West, 6.25%, 9/01/25 ...................         3,500,000         3,677,520
   Stockton Improvement Bond Revenue, 1915 Act, Ltd. Obligation, Mosher AD 02,
      6.20%, 9/02/23 ........................................................................         2,955,000         3,046,369
      6.30%, 9/02/33 ........................................................................         3,390,000         3,495,395
   Stockton RDAR, Stockton Events Center Arena Project, FGIC Insured, 5.00%, 9/01/28 ........         1,500,000         1,596,975
   Sunnyvale School District GO, Election of 2004, Series A, FSA Insured, 5.00%, 9/01/27 ....         2,745,000         2,937,946
   Torrance COP, Refunding and Public Improvement Project, Series A, AMBAC Insured, 5.00%,
    6/01/34 .................................................................................         3,720,000         3,921,066
   Truckee-Donner PUD Special Tax, CFD No. 04-1,
      5.75%, 9/01/29 ........................................................................         2,975,000         3,002,281
      5.80%, 9/01/35 ........................................................................         4,630,000         4,675,698
   Upland CFD Special Tax, 2003-2 San Antonio Improvement, Series 1-A,
      5.90%, 9/01/24 ........................................................................         2,380,000         2,477,699
      6.00%, 9/01/34 ........................................................................         2,000,000         2,084,200
   Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 ..................         9,345,000         9,843,462
   Vallejo RDA Tax Allocation, Housing Set-Aside, Series A, 7.00%, 10/01/31 .................         5,185,000         5,356,105
   Ventura USD, GO, Refunding, FSA Insured,
      5.125%, 8/01/28 .......................................................................         1,180,000         1,291,534
      4.50%, 8/01/30 ........................................................................         4,175,000         4,199,549
   West Sacramento Special Tax,
      CFD No. 10, 6.75%, 9/01/26 ............................................................         3,235,000         3,419,298
      CFD No. 16, 5.90%, 9/01/23 ............................................................         1,000,000         1,030,140
      CFD No. 20, 5.125%, 9/01/25 ...........................................................           500,000           496,225
      CFD No. 20, 5.30%, 9/01/35 ............................................................         1,740,000         1,742,575
(b)Western Riverside County Water and Wastewater Finance Authority Revenue,
    Eastern Municipal Water District Improvement, Series A, 5.00%,
      9/01/30 ...............................................................................         1,925,000         2,012,838
      9/01/35 ...............................................................................         2,000,000         2,087,900
   Woodland Special Tax, CFD No.1,
      6.00%, 9/01/28 ........................................................................         5,000,000         5,023,000
      6.25%, 9/01/34 ........................................................................         6,750,000         6,891,345
                                                                                                                   --------------
                                                                                                                      753,343,328
                                                                                                                   --------------
   U.S. TERRITORIES 0.2%
   Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
    3/15/28 .................................................................................         1,835,000         2,014,169
                                                                                                                   --------------
   TOTAL BONDS (COST $717,733,508)...........................................................                         755,357,497
                                                                                                                   --------------


                                                              Annual Report | 35

FRANKLIN MUNICIPAL SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   ZERO COUPON/STEP-UP BONDS 10.7%
   CALIFORNIA 10.7%
   Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured,
      8/01/27 ...............................................................................     $   7,500,000    $    2,565,375
      8/01/28 ...............................................................................         5,000,000         1,618,400
   Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, 12/01/28 ..        30,795,000         7,990,071
   El Rancho USD, GO, Capital Appreciation, Election of 2003, FGIC Insured, 8/01/29 .........         2,400,000           741,648
   Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
      1/15/26 ...............................................................................        38,720,000        11,703,894
      1/15/30 ...............................................................................         4,000,000           945,040
      1/15/31 ...............................................................................        85,780,000        19,034,582
   Moreland School District GO, Election of 2002, Series D, FGIC Insured,
      8/01/30 ...............................................................................         3,400,000           871,522
      8/01/31 ...............................................................................         2,000,000           482,940
      8/01/32 ...............................................................................         4,405,000         1,003,591
      8/01/34 ...............................................................................         4,405,000           895,581
      8/01/37 ...............................................................................         5,700,000           978,177
   San Diego RDA Tax Allocation, Capital Appreciation, Series B,
      9/01/10 ...............................................................................         3,460,000         2,790,905
      9/01/15 ...............................................................................         6,810,000         4,222,677
      9/01/16 ...............................................................................         1,500,000           872,250
      9/01/19 ...............................................................................         1,800,000           854,946
      9/01/20 ...............................................................................         1,800,000           795,114
      9/01/21 ...............................................................................         1,800,000           740,196
      9/01/22 ...............................................................................         1,900,000           723,159
      9/01/23 ...............................................................................         1,900,000           674,557
      9/01/24 ...............................................................................         1,900,000           629,147
      9/01/25 ...............................................................................         1,900,000           586,625
      9/01/26 ...............................................................................         1,900,000           548,188
      9/01/27 ...............................................................................         1,900,000           513,494
      9/01/28 ...............................................................................         1,900,000           481,555
   San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter,
       1/15/16 ..............................................................................         4,500,000         4,143,915
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.70% thereafter,
       1/15/19 ..............................................................................         3,000,000         2,761,860
      Capital Appreciation, Refunding, Series A, zero cpn. to 1/15/07, 5.75% thereafter,
       1/15/21 ..............................................................................        24,750,000        22,621,005
      junior lien, ETM, 1/01/28 .............................................................        19,150,000         6,798,250
                                                                                                                   --------------
   TOTAL ZERO COUPON/STEP-UP BONDS (COST $83,704,017)........................................                          99,588,664
                                                                                                                   --------------
   TOTAL LONG TERM INVESTMENTS (COST $801,437,525)...........................................                         854,946,161
                                                                                                                   --------------


36 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 7.3%
   BONDS 7.3%
   CALIFORNIA 7.3%
(c)California State Department of Water Resources Power Supply Revenue,
      Series B-6, Daily VRDN and Put, 2.93%, 5/01/22 ........................................     $   3,900,000    $    3,900,000
      Series C-7, FSA Insured, Weekly VRDN and Put, 2.91%, 5/01/22 ..........................         2,000,000         2,000,000
(c)California State Economic Recovery Revenue,
      Series C-3, Daily VRDN and Put, 2.89%, 7/01/23 ........................................         9,100,000         9,100,000
      Series C-8, Daily VRDN and Put, 2.93%, 7/01/23 ........................................         2,050,000         2,050,000
(c)California State GO,
      Kindergarten University, Series B-3, Daily VRDN and Put, 2.45%, 5/01/34 ...............         4,700,000         4,700,000
      Series A-2, Daily VRDN and Put, 2.93%, 5/01/33 ........................................         2,000,000         2,000,000
(c)Daly City HFA, MFR, Refunding, Weekly VRDN and Put, 2.90%, 10/15/29 ......................         1,700,000         1,700,000
(c)Irvine Ranch Water District Revenue, Consolidated, Daily VRDN and Put, 2.93%, 8/01/16 ....           200,000           200,000
(c)Irvine USD Special Tax,
      CFD No. 01-1, Daily VRDN and Put, 2.93%, 9/01/38 ......................................           200,000           200,000
      CFD No. 03-1, Daily VRDN and Put, 2.93%, 9/01/39 ......................................         4,000,000         4,000,000
(c)Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2, Daily VRDN
    and Put, 2.45%, 7/01/35 .................................................................         8,500,000         8,500,000
(c)Metropolitan Water District Southern California Waterworks Revenue,
      Refunding, Series B-1, Daily VRDN and Put, 2.93%, 7/01/35 .............................         8,500,000         8,500,000
      Refunding, Series B-3, Daily VRDN and Put, 1.70%, 7/01/35 .............................         1,000,000         1,000,000
      Series C-2, Daily VRDN and Put, 2.93%, 7/01/36 ........................................         8,750,000         8,750,000
(c)Newport Beach Revenue, Hoag Memorial Presbyterian Hospital,
      Series B, Weekly VRDN and Put, 2.94%, 10/01/26 ........................................         1,500,000         1,500,000
      Series C, Daily VRDN and Put, 2.94%, 10/01/26 .........................................         6,500,000         6,500,000
(c)Orange County Sanitation Districts COP, Refunding, Series A, Daily VRDN and Put, 2.45%,
    8/01/29 .................................................................................         2,800,000         2,800,000
                                                                                                                   --------------
   TOTAL SHORT TERM INVESTMENTS (COST $67,400,000)...........................................                          67,400,000
                                                                                                                   --------------
   TOTAL INVESTMENTS (COST $868,837,525) 99.2%...............................................                         922,346,161
   OTHER ASSETS, LESS LIABILITIES 0.8%.......................................................                           7,723,229
                                                                                                                   --------------
   NET ASSETS 100.0%.........................................................................                      $  930,069,390
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 42.

(a)   Defaulted securities. See Note 6.

(b) See Note 1(b) regarding securities purchased on a when-issued or delayed delivery basis.

(c) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                         Annual Report | See notes to financial statements. | 37

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN TENNESSEE MUNICIPAL BOND FUND

                                                            ---------------------------------------------------------------
                                                                                  YEAR ENDED MAY 31,
CLASS A                                                       2005           2004         2003          2002         2001
                                                            ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ......................   $   11.04     $   11.59     $   10.95     $  10.82     $  10.02
                                                            ---------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...............................        0.48          0.49          0.50         0.52         0.55

 Net realized and unrealized gains (losses) .............        0.44         (0.55)         0.65         0.15         0.81
                                                            ---------------------------------------------------------------
Total from investment operations ........................        0.92         (0.06)         1.15         0.67         1.36
                                                            ---------------------------------------------------------------
Less distributions from net investment income ...........       (0.48)        (0.49)        (0.51)       (0.54)       (0.56)

Redemption fees .........................................          --(c)         --            --           --           --
                                                            ---------------------------------------------------------------
Net asset value, end of year ............................   $   11.48     $   11.04     $   11.59     $  10.95     $  10.82
                                                            ===============================================================

Total return(b) .........................................        8.50%        (0.56)%       10.64%        6.38%       13.74%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .........................   $ 121,645     $ 111,223     $ 115,514     $ 99,208     $ 85,455

Ratios to average net assets:

 Expenses ...............................................        0.79%         0.79%         0.80%        0.80%        0.82%

 Expenses net of waiver and payments by affiliate .......        0.70%         0.60%         0.60%        0.56%        0.40%

 Net investment income ..................................        4.24%         4.34%         4.49%        4.76%        5.13%

Portfolio turnover rate .................................        8.36%        13.01%         8.24%       22.99%        9.89%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge.

(c)   Amount is less than $0.01 per share.


38 | See notes to financial statements. | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENT OF INVESTMENTS, MAY 31, 2005

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                       PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 96.4%
   BONDS 96.4%
   TENNESSEE 91.3%
   Chattanooga GO, 5.00%, 3/01/22 ...........................................................     $   2,215,000    $    2,343,581
   Clarksville Water Sewer and Gas Revenue, Refunding and Improvement, FSA Insured, 5.00%,
    2/01/22 .................................................................................         2,000,000         2,108,600
   Cleveland Public Improvement GO, FGIC Insured, Pre-Refunded, 5.25%, 6/01/24 ..............         3,000,000         3,254,670
   Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured,
      5.30%, 5/01/28 ........................................................................         1,830,000         1,915,699
      Pre-Refunded, 5.30%, 5/01/28 ..........................................................         1,170,000         1,247,817
   Franklin GO, Sewer and Water, Series B, Pre-Refunded, 5.00%, 4/01/19 .....................         1,000,000         1,110,560
   Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured, 6.00%,
    10/01/26 ................................................................................         1,000,000         1,036,320
   Franklin Special School District GO, 5.00%, 6/01/22 ......................................         1,455,000         1,567,428
   Hallsdale Powell Utility District Knox County Water and Sewer Revenue, Refunding and
    Improvement, Series A, FGIC Insured, 5.00%, 4/01/27 .....................................         2,500,000         2,647,500
   Harpeth Valley Utilities District Davidson and Williamson Counties Revenue, Utilities
    Improvement, MBIA Insured, 5.00%,
      9/01/29 ...............................................................................         1,000,000         1,062,280
      9/01/34 ...............................................................................         2,310,000         2,444,788
   Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded, 5.75%,
    4/01/24 .................................................................................           500,000           522,035
   Humphreys County IDB Solid Waste Disposal Revenue, I.E. du Pont de Nemours and Co.
    Project, 6.70%, 5/01/24 .................................................................           800,000           811,152
   Jackson Natural Gas Revenue, AMBAC Insured, 5.00%, 4/15/18 ...............................         2,000,000         2,062,820
   Johnson City GO, Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ..............................           100,000           101,349
   Johnson City Health and Educational Facilities Board Hospital Revenue,
      first mortgage, Mountain States Health, Refunding, Series A, MBIA Insured, 6.00%,
       7/01/21 ..............................................................................         2,970,000         3,322,777
      Series 2000 A, MBIA Insured, Pre-Refunded, 5.125%, 7/01/25 ............................         3,000,000         3,129,240
   Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
    Series A, GNMA Secured, 5.90%, 6/20/37 ..................................................         1,390,000         1,497,336
   Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded, 6.70%,
    5/01/20 .................................................................................           100,000           103,499
   Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement,
    Series A, MBIA Insured, 5.625%, 12/01/19 ................................................         1,000,000         1,070,420
   Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
    Fort Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 ..........................         1,250,000         1,446,787
   Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured, 5.95%,
    3/01/28 .................................................................................           250,000           255,713
   Knoxville Electric Revenue, System Series U, 5.125%, 7/01/21 .............................         2,340,000         2,500,828
   Lawrenceburg Electric Revenue, MBIA Insured, Pre-Refunded, 5.50%, 7/01/26 ................         1,000,000         1,094,860
   Lawrenceburg PBA, GO, Electric Systems, Public Works, AMBAC Insured, 5.00%, 7/01/22 ......         2,500,000         2,820,400
   Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured, 5.00%,
    6/01/21 .................................................................................         2,000,000         2,117,680
   McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 ..............           500,000           522,035
   Memphis GO, 5.00%, 4/01/17 ...............................................................         2,000,000         2,131,600
   Memphis-Shelby County Airport Authority Airport Revenue, Series D, AMBAC Insured, 6.00%,
    3/01/24 .................................................................................         4,780,000         5,256,948
   Memphis-Shelby County Sports Authority Revenue, Memphis Arena Project, Series A,
    AMBAC Insured, 5.25%, 11/01/23 ..........................................................         7,145,000         7,793,980


                                                              Annual Report | 39

FRANKLIN MUNICIPAL SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                       PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   TENNESSEE (CONT.)
   Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
      5.20%, 5/15/23 ........................................................................     $     800,000    $      850,600
      AMBAC Insured, 5.00%, 5/15/25 .........................................................         5,000,000         5,334,200
   Metropolitan Government of Nashville and Davidson County GO,
      Public Improvements, 5.875%, 5/15/26 ..................................................         1,000,000         1,036,720
      Refunding, 5.125%, 5/15/25 ............................................................         2,600,000         2,705,924
   Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
    Board Revenue,
      Ascension Health Credit, Series A, AMBAC Insured, Pre-Refunded, 5.875%, 11/15/28 ......         2,500,000         2,801,400
      Mortgage, Dandridge Towers Section 8, Series A, ETM, 6.375%, 1/01/11 ..................           500,000           519,825
   Metropolitan Government of Nashville and Davidson County Sports Authority Revenue,
    Stadium Public Improvement Project, AMBAC Insured, Pre-Refunded, 5.875%, 7/01/21 ........         1,775,000         1,850,118
   Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
    Refunding, 5.50%, 1/01/16 ...............................................................           620,000           621,562
   Montgomery County Health Educational and Housing Facility Board Hospital Revenue,
    Clarksville Regional Health System, Refunding and Improvement, 5.375%,
      1/01/18 ...............................................................................           165,000           167,564
      1/01/28 ...............................................................................         4,260,000         4,305,369
   Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 .............           750,000           811,905
   Rutherford County Consolidated Utility District Waterworks Revenue, Refunding,
    MBIA Insured, 5.00%, 2/01/27 ............................................................         1,000,000         1,076,150
   Shelby County GO, Public Improvement and School, Refunding, Series B, 5.00%, 6/01/24 .....         2,000,000         2,098,760
   Shelby County Health Educational and Housing Facilities Board Revenue, Ave Maria Assisted
    Living Project, Series A, 5.50%, 12/01/31 ...............................................         2,010,000         2,118,098
   South Blount County Utility District Waterworks Revenue, FGIC Insured, 4.50%, 12/01/22 ...         1,750,000         1,799,315
   South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 .............................           300,000           307,665
   Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27 ..................           350,000           358,600
   Tennessee HDA Revenue,
      Homeownership, 5.375%, 7/01/23 ........................................................           500,000           512,800
      Homeownership, Series 3C, 6.00%, 1/01/20 ..............................................           465,000           482,851
      Homeownership Program, Issue 4A, 6.375%, 7/01/22 ......................................           160,000           164,965
   West Carroll Special School GO, MBIA Insured, 5.375%, 6/01/29 ............................         1,055,000         1,128,544
   West Wilson Utility District Waterworks Revenue,
      AMBAC Insured, Pre-Refunded, 5.25%, 6/01/23 ...........................................         3,780,000         4,206,157
      Improvement, MBIA Insured, 5.00%, 6/01/26 .............................................         1,805,000         1,927,578
      MBIA Insured, 4.75%, 6/01/23 ..........................................................         1,805,000         1,903,445
      Refunding, AMBAC Insured, 5.25%, 6/01/23 ..............................................           720,000           781,524
   White House Utility District Robertson and Sumner Counties Water and Sewer Revenue,
      FSA Insured, Pre-Refunded, 6.00%, 1/01/26 .............................................         1,000,000         1,124,210
      Refunding, FSA Insured, 5.125%, 1/01/26 ...............................................         2,500,000         2,638,000
   White House Utility District Robertson and Sumner Counties Waterworks System Revenue,
    Refunding, Series B, FGIC Insured, 5.375%, 1/01/19 ......................................         1,000,000         1,034,580
   Williamson County GO, Public Improvement,
      Pre-Refunded, 5.375%, 3/01/19 .........................................................         1,480,000         1,626,046
      Pre-Refunded, 5.00%, 4/01/20 ..........................................................         2,000,000         2,204,960
      Refunding, 5.00%, 3/01/20 .............................................................         2,000,000         2,200,840
   Wilson County COP, FSA Insured, 5.25%, 3/30/18 ...........................................         1,000,000         1,076,020
                                                                                                                   --------------
                                                                                                                      111,076,997
                                                                                                                   --------------


40 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

---------------------------------------------------------------------------------------------------------------------------------
   FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                       PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   BONDS (CONT.)
   U.S. TERRITORIES 5.1%
   Puerto Rico Commonwealth GO, Public Improvement, Series A, FGIC Insured, Pre-Refunded,
    5.00%, 7/01/32 ..........................................................................     $   1,500,000    $    1,664,745
   Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue, Series Y,
    Pre-Refunded, 6.00%, 7/01/22 ............................................................           500,000           524,520
   Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A,
    MBIA Insured, 6.25%, 7/01/24 ............................................................           200,000           204,614
   Puerto Rico PBA Revenue, Guaranteed, Government Facilities, Series D,
      5.375%, 7/01/33 .......................................................................           655,000           706,666
      Pre-Refunded, 5.375%, 7/01/33 .........................................................         1,845,000         2,072,452
   Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 ..         1,000,000         1,064,350
                                                                                                                   --------------
                                                                                                                        6,237,347
                                                                                                                   --------------
   TOTAL LONG TERM INVESTMENTS (COST $108,711,073) ..........................................                         117,314,344
                                                                                                                   --------------

   SHORT TERM INVESTMENTS 2.2%
   BONDS 2.2%
   TENNESSEE 2.2%
(a)Clarksville PBA Revenue, Pooled Financing, Tennessee Municipal Bond Fund, Daily VRDN and
    Put, 2.98%,
      7/01/31 ...............................................................................           700,000           700,000
      1/01/33 ...............................................................................           850,000           850,000
      7/01/34 ...............................................................................           400,000           400,000
(a)Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily VRDN
    and Put, 2.98%, 4/01/32 .................................................................           700,000           700,000
                                                                                                                   --------------
   TOTAL SHORT TERM INVESTMENTS (COST $2,650,000) ...........................................                           2,650,000
                                                                                                                   --------------
   TOTAL INVESTMENTS (COST $111,361,073) 98.6% ..............................................                         119,964,344
   OTHER ASSETS, LESS LIABILITIES 1.4% ......................................................                           1,680,746
                                                                                                                   --------------
   NET ASSETS 100.0% ........................................................................                      $  121,645,090
                                                                                                                   ==============

See Selected Portfolio Abbreviations on page 42.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end. VRDNs are valued at cost.


                         Annual Report | See notes to financial statements. | 41

FRANKLIN MUNICIPAL SECURITIES TRUST

SELECTED PORTFOLIO ABBREVIATIONS

1915 ACT  -  Improvement Bond Act of 1915
ABAG      -  The Association of Bay Area Governments
AD        -  Assessment District
AMBAC     -  American Municipal Bond Assurance Corp.
CDA       -  Community Development Authority/Agency
CFD       -  Community Facilities District
COP       -  Certificate of Participation
ETM       -  Escrow to Maturity
FGIC      -  Financial Guaranty Insurance Co.
FHA       -  Federal Housing Authority/Agency
FSA       -  Financial Security Assurance
GNMA      -  Government National Mortgage Association
GO        -  General Obligation
HDA       -  Housing Development Authority/Agency
HFA       -  Housing Finance Authority/Agency
ID        -  Improvement District
IDB       -  Industrial Development Bond/Board
IDBR      -  Industrial Development Bond Revenue
MBIA      -  Municipal Bond Investors Assurance Corp.
MFHR      -  Multi-Family Housing Revenue
MFR       -  Multi-Family Revenue
PBA       -  Public Building Authority
PCFA      -  Pollution Control Financing Authority
PCR       -  Pollution Control Revenue
PFA       -  Public Financing Authority
PFAR      -  Public Financing Authority Revenue
PUD       -  Public Utility District
RDA       -  Redevelopment Agency/Authority
RDAR      -  Redevelopment Agency Revenue
USD       -  Unified/Union School District


42 | See notes to financial statements. | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2005

                                                                            -----------------------------------------
                                                                            FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                                                                HIGH YIELD              MUNICIPAL
                                                                              MUNICIPAL FUND            BOND FUND
                                                                            -----------------------------------------
Assets:
 Investments in securities:
  Cost ..................................................................     $   868,837,525         $   111,361,073
                                                                            =========================================
  Value .................................................................     $   922,346,161         $   119,964,344
 Cash ...................................................................              61,379                  32,430
 Receivables:
  Capital shares sold ...................................................           9,811,206                 223,974
  Interest ..............................................................          12,102,731               1,719,035
                                                                            -----------------------------------------
      Total assets ......................................................         944,321,477             121,939,783
                                                                            -----------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......................................          10,784,226                      --
  Capital shares redeemed ...............................................           1,806,064                  38,036
  Affiliates (Note 3) ...................................................             531,381                  65,402
  Distributions to shareholders .........................................           1,059,414                 165,802
  Professional fees .....................................................              19,964                  14,431
 Other liabilities ......................................................              51,038                  11,022
                                                                            -----------------------------------------
      Total liabilities .................................................          14,252,087                 294,693
                                                                            -----------------------------------------
       Net assets, at value .............................................     $   930,069,390         $   121,645,090
                                                                            =========================================
Net assets consist of:
 Undistributed net investment income (distributions in excess of net
   investment income) ...................................................     $       665,185         $       (80,921)
 Net unrealized appreciation (depreciation) .............................          53,508,636               8,603,271
 Accumulated net realized gain (loss) ...................................         (54,171,240)             (4,202,838)
 Paid-in capital ........................................................         930,066,809             117,325,578
                                                                            -----------------------------------------
       Net assets, at value .............................................     $   930,069,390         $   121,645,090
                                                                            =========================================
CLASS A:
 Net assets, at value ...................................................     $   777,960,020         $   121,645,090
                                                                            =========================================
 Shares outstanding .....................................................          74,891,761              10,596,601
                                                                            =========================================
 Net asset value per share(a) ...........................................     $         10.39         $         11.48
                                                                            =========================================
 Maximum offering price per share (net asset value per share / 95.75%) ..     $         10.85         $         11.99
                                                                            =========================================
CLASS B:
 Net assets, at value ...................................................     $    31,587,930
                                                                            =================
 Shares outstanding .....................................................           3,025,710
                                                                            =================
 Net asset value and maximum offering price per share(a) ................     $         10.44
                                                                            =================
CLASS C:
 Net assets, at value ...................................................     $   120,521,440
                                                                            =================
 Shares outstanding .....................................................          11,557,717
                                                                            =================
 Net asset value and maximum offering price per share(a) ................     $         10.43
                                                                            =================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 43

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENTS OF OPERATIONS
for the year ended May 31, 2005

                                                                            -----------------------------------------
                                                                            FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                                                                HIGH YIELD              MUNICIPAL
                                                                              MUNICIPAL FUND            BOND FUND
                                                                            -----------------------------------------
Investment income:
 Interest ...............................................................     $    45,397,061         $     5,693,808
                                                                            -----------------------------------------
Expenses:
 Management fees (Note 3a) ..............................................           3,734,847                 705,973
 Distribution fees: (Note 3c)
  Class A ...............................................................             648,936                 114,982
  Class B ...............................................................             196,338                      --
  Class C ...............................................................             614,074                      --
 Transfer agent fees (Note 3e) ..........................................             238,040                  38,500
 Custodian fees .........................................................              11,669                   1,719
 Reports to shareholders ................................................              48,247                   7,116
 Registration and filing fees ...........................................              17,779                   4,484
 Professional fees ......................................................              25,184                  18,667
 Trustees' fees and expenses ............................................              30,835                   4,753
 Other ..................................................................              67,495                  17,426
                                                                            -----------------------------------------
      Total expenses ....................................................           5,633,444                 913,620
      Expenses waived/paid by affiliate (Note 3f) .......................                  --                (107,469)
                                                                            -----------------------------------------
       Net expenses .....................................................           5,633,444                 806,151
                                                                            -----------------------------------------
        Net investment income ...........................................          39,763,617               4,887,657
                                                                            -----------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments ..............................             620,781                (158,207)
 Net change in unrealized appreciation (depreciation) on investments ....          33,885,282               4,620,171
                                                                            -----------------------------------------
Net realized and unrealized gain (loss) .................................          34,506,063               4,461,964
                                                                            -----------------------------------------
Net increase (decrease) in net assets resulting from operations .........     $    74,269,680         $     9,349,621
                                                                            =========================================


44 |  See notes to financial statements. | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended May 31, 2005 and 2004

                                                            ----------------------------------------------------------------
                                                                 FRANKLIN CALIFORNIA                FRANKLIN TENNESSEE
                                                              HIGH YIELD MUNICIPAL FUND            MUNICIPAL BOND FUND
                                                            ----------------------------------------------------------------
                                                                2005             2004             2005             2004
                                                            ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................   $  39,763,617    $  35,491,776    $   4,887,657    $   4,995,997
  Net realized gain (loss) from investments .............         620,781       (3,613,987)        (158,207)        (835,130)
  Net change in unrealized appreciation (depreciation)
   on investments .......................................      33,885,282      (15,379,542)       4,620,171       (4,912,854)
                                                            ----------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ..................................      74,269,680       16,498,247        9,349,621         (751,987)
                                                            ----------------------------------------------------------------
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................     (34,643,919)     (29,289,738)      (4,912,395)      (4,945,913)
   Class B ..............................................      (1,450,897)      (1,410,436)              --               --
   Class C ..............................................      (4,490,661)      (3,748,240)              --               --
                                                            ----------------------------------------------------------------
 Total distributions to shareholders ....................     (40,585,477)     (34,448,414)      (4,912,395)      (4,945,913)
                                                            ----------------------------------------------------------------
 Capital share transactions: (Note 2)
   Class A ..............................................     201,433,168       25,529,518        5,984,262        1,406,489
   Class B ..............................................       2,056,753         (324,671)              --               --
   Class C ..............................................      37,108,395        3,742,503               --               --
                                                            ----------------------------------------------------------------
 Total capital share transactions .......................     240,598,316       28,947,350        5,984,262        1,406,489
                                                            ----------------------------------------------------------------
 Redemption fees ........................................           2,971               --              662               --
                                                            ----------------------------------------------------------------
      Net increase (decrease) in net assets .............     274,285,490       10,997,183       10,422,150       (4,291,411)
Net assets:
 Beginning of year ......................................     655,783,900      644,786,717      111,222,940      115,514,351
                                                            ----------------------------------------------------------------
 End of year ............................................   $ 930,069,390    $ 655,783,900    $ 121,645,090    $ 111,222,940
                                                            ================================================================
Undistributed net investment income (distributions in
 excess of net investment income) included in net assets:
  End of year ...........................................   $     665,185    $   1,487,066    $     (80,921)   $     (54,468)
                                                            ================================================================


                         Annual Report | See notes to financial statements. | 45

FRANKLIN MUNICIPAL SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of two series (the Funds).

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

C. INCOME TAXES

No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


46 |  Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.


                                                              Annual Report | 47

FRANKLIN MUNICIPAL SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

------------------------------------------------------------------------------------------
  CLASS A                                    CLASS A, CLASS B & CLASS C
------------------------------------------------------------------------------------------
  Franklin Tennessee Municipal Bond Fund     Franklin California High Yield Municipal Fund

At May 31, 2005, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                    --------------------------------------------------------------
                                        FRANKLIN CALIFORNIA                 FRANKLIN TENNESSEE
                                     HIGH YIELD MUNICIPAL FUND             MUNICIPAL BOND FUND
                                    --------------------------------------------------------------
                                      SHARES          AMOUNT             SHARES         AMOUNT
                                    --------------------------------------------------------------
CLASS A SHARES:
Year ended May 31, 2005
 Shares sold ..................      26,490,042    $ 270,387,811        1,568,895    $  17,853,453
 Shares issued in reinvestment
  of distributions ............       1,564,159       15,959,723          246,630        2,798,788
 Shares redeemed ..............      (8,331,103)     (84,914,366)      (1,294,606)     (14,667,979)
                                    --------------------------------------------------------------
 Net increase (decrease) ......      19,723,098    $ 201,433,168          520,919    $   5,984,262
                                    ==============================================================
Year ended May 31, 2004
 Shares sold ..................      11,670,672    $ 117,381,174        1,654,961    $  18,681,629
 Shares issued in reinvestment
  of distributions ............       1,302,070       13,078,767          259,244        2,927,031
 Shares redeemed ..............     (10,482,592)    (104,930,423)      (1,804,495)     (20,202,171)
                                    --------------------------------------------------------------
 Net increase (decrease) ......       2,490,150    $  25,529,518          109,710    $   1,406,489
                                    ==============================================================
CLASS B SHARES:
Year ended May 31, 2005
 Shares sold ..................         468,454    $   4,777,025
 Shares issued in reinvestment
  of distributions .............         74,133          759,522
 Shares redeemed ..............        (340,467)      (3,479,794)
                                    ----------------------------
 Net increase (decrease) ......         202,120        2,056,753
                                    ============================
Year ended May 31, 2004
 Shares sold ..................         561,357    $   5,662,808
 Shares issued in reinvestment
  of distributions ............          71,729          724,005
 Shares redeemed ..............        (663,549)      (6,711,484)
                                    ----------------------------
 Net increase (decrease) ......         (30,463)   $    (324,671)
                                    ============================


48 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                    ----------------------------
                                        FRANKLIN CALIFORNIA
                                     HIGH YIELD MUNICIPAL FUND
                                    ----------------------------
                                      SHARES          AMNOUNT
                                    ----------------------------
CLASS C SHARES:
Year ended May 31, 2005
 Shares sold ...................      4,620,543    $  47,463,282
 Shares issued in reinvestment
  of distributions .............        234,815        2,404,692
 Shares redeemed ...............     (1,248,020)     (12,759,579)
                                    ----------------------------
 Net increase (decrease) .......      3,607,338    $  37,108,395
                                    ============================
Year ended May 31, 2004
 Shares sold ...................      2,300,568    $  23,223,004
 Shares issued in reinvestment
  of distributions .............        194,771        1,964,001
 Shares redeemed ...............     (2,135,275)     (21,444,502)
                                    ----------------------------
 Net increase (decrease) .......        360,064    $   3,742,503
                                    ============================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
  SUBSIDIARY                                              AFFILIATION
--------------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                       Investment manager
  Franklin Templeton Services LLC (FT Services)           Administrative manager
  Franklin Templeton Distributors Inc. (Distributors)     Principal underwriter
  Franklin Templeton Investor Services LLC
   (Investor Services)                                    Transfer agent

A. MANAGEMENT FEES

The Funds pay an investment management fee to Advisers based on the average daily net assets of the Funds as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
        0.625%          Up to and including $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          Over $250 million, up to and including $10 billion
        0.440%          Over $10 billion, up to and including $12.5 billion
        0.420%          Over $12.5 billion, up to and including $15 billion
        0.400%          Over $15 billion, up to and including $17.5 billion
        0.380%          Over $17.5 billion, up to and including $20 billion
        0.360%          In excess of $20 billion


                                                              Annual Report | 49

FRANKLIN MUNICIPAL SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Prior to May 1, 2005, the Funds paid fees to Advisers based on the average daily net assets of the Funds as follows:

---------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
---------------------------------------------------------------------------
        0.625%          Up to and including $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          In excess of $250 million

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

C. DISTRIBUTION FEES

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                    ---------------------------------------
                                    FRANKLIN CALIFORNIA  FRANKLIN TENNESSEE
                                        HIGH YIELD           MUNICIPAL
                                      MUNICIPAL FUND         BOND FUND
                                    ---------------------------------------
Class A ..........................         0.15%               0.15%
Class B ..........................         0.65%                 --
Class C ..........................         0.65%                 --

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

                                     ---------------------------------------
                                     FRANKLIN CALIFORNIA  FRANKLIN TENNESSEE
                                         HIGH YIELD           MUNICIPAL
                                       MUNICIPAL FUND         BOND FUND
                                     ---------------------------------------
Net sales charges received .........          $ 466,113             $ 48,383
Contingent deferred sales
 charges retained ..................          $  59,133             $  6,688


50 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were retained by Investor Services:

                                    ---------------------------------------
                                    FRANKLIN CALIFORNIA  FRANKLIN TENNESSEE
                                        HIGH YIELD           MUNICIPAL
                                      MUNICIPAL FUND         BOND FUND
                                    ---------------------------------------
Transfer agent fees ..............            $ 156,883            $ 23,694

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

For the Franklin Tennessee Municipal Bond Fund, Advisers agreed in advance to voluntarily waive a portion of management fees, as noted in the Statement of Operations. Total expenses waived by Advisers are not subject to reimbursement by the fund subsequent to the fund's fiscal year end.

4. INCOME TAXES

At May 31, 2005, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                     -----------------------------------------
                                     FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                          HIGH YIELD             MUNICIPAL
                                        MUNICIPAL FUND           BOND FUND
                                     -----------------------------------------
Capital loss carryovers expiring in:
 2008 ..............................         $ 8,364,686           $   543,762
 2009 ..............................          31,858,136             1,676,320
 2010 ..............................           4,003,471               480,932
 2011 ..............................                  --                95,080
 2012 ..............................           7,294,061               984,101
 2013 ..............................           2,650,186               422,643
                                     -----------------------------------------
                                             $54,170,540           $ 4,202,838
                                     =========================================

On May 31, 2005, the Franklin California High Yield Municipal Fund had expired capital loss carryovers of $390,400, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended May 31, 2005 and 2004, was as follows:

                              --------------------------------------------------
                                 FRANKLIN CALIFORNIA        FRANKLIN TENNESSEE
                              HIGH YIELD MUNICIPAL FUND     MUNICIPAL BOND FUND
                              --------------------------------------------------
                                 2005           2004          2005       2004
                              --------------------------------------------------
Distributions paid from -
 tax exempt income.........   $40,585,477   $34,448,414    $4,912,395 $4,945,913
                              ==================================================


                                                              Annual Report | 51

FRANKLIN MUNICIPAL SECURITIES TRUST

4. INCOME TAXES (CONTINUED)

At May 31, 2005, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

                                                           -----------------------------------------
                                                           FRANKLIN CALIFORNIA    FRANKLIN TENNESSEE
                                                               HIGH YIELD             MUNICIPAL
                                                             MUNICIPAL FUND           BOND FUND
                                                           -----------------------------------------
Cost of investments ....................................         $ 867,563,604         $ 111,338,617
                                                           =========================================
Unrealized appreciation ................................         $  55,762,094         $   8,625,727
Unrealized depreciation ................................              (979,537)                   --
                                                           -----------------------------------------
Net unrealized appreciation (depreciation) .............         $  54,782,557         $   8,625,727
                                                           =========================================
Distributable earnings - undistributed tax exempt income         $     859,472         $      62,425
                                                           =========================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond workout expenditures, bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended May 31, 2005, were as follows:

                                 ---------------------------------------
                                 FRANKLIN CALIFORNIA  FRANKLIN TENNESSEE
                                      HIGH YIELD          MUNICIPAL
                                    MUNICIPAL FUND        BOND FUND
                                 ---------------------------------------
Purchases.....................         $ 215,221,250        $ 13,455,085
Sales.........................         $  39,269,234        $  9,457,498

6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin California High Yield Municipal Fund has 48.0% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Franklin California High Yield Municipal Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2005, the value of these securities was $2,429,642, representing 0.26% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. For information as to specific securities, see the accompanying Statement of Investments.


52 |  Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

6. CREDIT RISK AND DEFAULTED SECURITIES (CONTINUED)

Each of the Funds invests a large percentage of their total assets in obligations of issuers within their respective states. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states.

7. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds. The Trust did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.


                                                              Annual Report | 53

FRANKLIN MUNICIPAL SECURITIES TRUST

7. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


54 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN MUNICIPAL SECURITIES
TRUST:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust, hereinafter referred to as the "Funds") at May 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 11, 2005

                                                              Annual Report | 55

FRANKLIN MUNICIPAL SECURITIES TRUST

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2005. A portion of the Funds' exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2006, shareholders will be notified of amounts for use in preparing their 2005 income tax returns.


56 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                               LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION         TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (73)         Trustee          Since 1991      142                        Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                      company).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (73)      Trustee          Since 1991      143                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (53)         Trustee          Since 1998      96                         Director, Amerada Hess Corporation
One Franklin Parkway                                                                      (exploration and refining of oil and
San Mateo, CA 94403-1906                                                                  gas), H.J. Heinz Company (processed foods
                                                                                          and allied products), RTI International
                                                                                          Metals, Inc. (manufacture and distribution
                                                                                          of titanium), Canadian National Railway
                                                                                          (railroad), and White Mountains Insurance
                                                                                          Group, Ltd. (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (76)        Trustee          Since 1991      116                        Director, The California Center for Land
One Franklin Parkway                                                                      Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                               LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION         TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (77)        Trustee          Since 1993      142                        Director, Martek Biosciences Corporation,
One Franklin Parkway                                                                      MedImmune, Inc. (biotechnology), and
San Mateo, CA 94403-1906                                                                  Overstock.com (Internet services); and
                                                                                          FORMERLY, Director, MCI Communication
                                                                                          Corporation (subsequently known as MCI
                                                                                          WorldCom, Inc. and WorldCom, Inc.)
                                                                                          (communications services) (1988-2002),
                                                                                          White Mountains Insurance Group, Ltd.
                                                                                          (holding company) (1987-2004) and
                                                                                          Spacehab, Inc. (aerospace services)
                                                                                          (1994-2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992);
and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                               LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION         TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (60)        Trustee and      Trustee since   36                         None
One Franklin Parkway          Vice President   1993 and Vice
San Mateo, CA 94403-1906                       President since
                                               1991
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (72)     Trustee and      Trustee since   142                        None
One Franklin Parkway          Chairman of      1991 and
San Mateo, CA 94403-1906      the Board        Chairman of the
                                               Board since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


58 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                               LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION         TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (64) Trustee,         Trustee since   126                        None
One Franklin Parkway          President and    1991, President
San Mateo, CA 94403-1906      Chief            since 1993 and
                              Executive        Chief Executive
                              Officer -        Officer -
                              Investment       Investment
                              Management       Management
                                               since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (45)           Vice President   Since 1999      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS, JR. (40)    Vice President   Since 1999      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (53)           Chief            Since 2004      Not Applicable             Not Applicable
One Franklin Parkway          Compliance
San Mateo, CA 94403-1906      Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 49 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (43)          Treasurer        Since 2004      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 33 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and
Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 59

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                               LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION         TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (45)       Vice President   Since 1995      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
Executive Vice President, Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)         Senior Vice      Since 2002      Not Applicable             Not Applicable
500 East Broward Blvd.        President and
Suite 2100                    Chief
Fort Lauderdale,              Executive
FL 33394-3091                 Officer -
                              Finance and
                              Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (58)            Vice President   Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)         Vice President   Since 2000      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (68)        Vice President   Since 2002      Not Applicable             Not Applicable
600 Fifth Avenue              - AML
Rockefeller Center            Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


60 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF PORTFOLIOS IN
                                               LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION         TIME SERVED     BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (68)        Vice President   Since 2000      Not Applicable             Not Applicable
One Franklin Parkway          and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)          Chief Financial  Since 2004      Not Applicable             Not Applicable
500 East Broward Blvd.        Officer and
Suite 2100                    Chief
Fort Lauderdale,              Accounting
FL 33394-3091                 Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 49 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director of RSM McGladrey, Inc.; and Partner of McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (43)             Vice President   Since 1999      Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 61

FRANKLIN MUNICIPAL SECURITIES TRUST

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held February 28, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for each of the two separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment advisory contracts for all the Funds were considered at the same Board meeting, the Trustees dealt with each Fund separately. In approving continuance of the investment advisory contract for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures, established by the Board, and the accuracy of net


62 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the amount of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties such as Dalbar, and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND - The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2004, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return during 2004, as shown in the Lipper report, and for the previous three-, five- and ten-year periods on an annualized basis was in the first or top quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2004 was in the top quintile of its performance universe and for the previous three-, five- and ten-year periods on an annualized basis was also in the top quintile of its performance universe. The Board expressed its satisfaction with such performance.


                                                              Annual Report | 63

FRANKLIN MUNICIPAL SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

FRANKLIN TENNESSEE MUNICIPAL BOND FUND - The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2004, and the previous 10 years ending that date in comparison with a performance universe consisting of all retail and institutional Tennessee municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return in 2004, as shown in the Lipper report, and during each of the previous three-, five- and ten-year periods on an annualized basis was in the first or top quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2004 and for each of the previous three-, five- and ten-year periods on an annualized basis was in the top quintile of its performance universe. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other mutual fund groups which would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to each Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group which, for comparative consistency, was shown by Lipper for Fund Class A shares in the case of Franklin California High Yield Municipal Fund. The results of such expense comparisons showed the effective management fee rate for Franklin California High Yield Municipal Fund was in the second-lowest quintile of its Lipper expense group, and that of Franklin Tennessee Municipal Bond Fund was in the fourth or second-highest quintile of its expense group. The actual total expenses of each Fund were in the lowest quintile in their respective Lipper expense groups. While realizing that other factors such as the Manager's profitability and economies of scale bear on the reasonableness of fees, the Board was satisfied with the management fee and total expenses of these Funds in comparison to their Lipper expense groups.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which finances up-front commissions paid to brokers/dealers who sold Fund Class B shares, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and


64 | Annual Report

FRANKLIN MUNICIPAL SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Funds for purposes of determining profitability. Included in the analysis for each Fund were the revenue and related costs broken down separately from the management, underwriting and shareholder services functions provided by the Manager and its affiliates to each Fund, as well as the relative contribution of each Fund to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund's investment advisory contracts so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment advisory contract for each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.5% on the next $150 million of assets; and 0.45% on assets in excess of $250 million. At December 31, 2004, the net assets of Franklin California High Yield Municipal Fund were approximately $795 million and those of Franklin Tennessee Municipal Bond Fund were approximately $115 million, and the independent Trustees discussed the prospect of adding additional fee breakpoints for Franklin California High Yield Municipal Fund with management. Management's position during such discussions was that the


                                                              Annual Report | 65

FRANKLIN MUNICIPAL SECURITIES TRUST

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

existing fee structure reaches a relatively low rate quickly as the Fund grows and that such low rate, in effect, reflects these anticipated economies of scale as Fund's assets increase beyond such level. In support of these arguments, management pointed out the favorable effective management fee and total expense comparisons for this Fund within its Lipper peer group as previously discussed under "Comparative Expenses." Management also observed and the Board recognized, and accepted, that the fact that this Fund has assets beyond the last breakpoint level does not mean that it no longer benefits from economies of scale since the continuous growth of assets being charged at the lowest breakpoint fee level results in a lower overall effective management fee rate. While intending to monitor future growth in Fund assets and the appropriateness of additional management fee breakpoints, the Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment advisory contract provided a sharing of benefits with the Fund and its shareholders. At a Board meeting held April 19, 2005, management agreed to an additional series of management fee breakpoints beginning at the $10 billion asset level for each of the Funds.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


66 | Annual Report
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LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

06/05                                              Not part of the annual report

      [LOGO](R)
FRANKLIN TEMPLETON                               One Franklin Parkway
   INVESTMENTS                                   San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
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ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN MUNICIPAL
SECURITIES TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

MUN A2005 07/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. Lahaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $33,727 for the fiscal year ended May 31, 2005 and $27,940 for the fiscal year ended May 31, 2004.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended May 31, 2005 and $52,158 for the fiscal year ended May 31, 2004. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended May 31, 2005 and $0 for the fiscal year ended May 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2005 and $372 for the fiscal year ended May 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $4,500 for the fiscal year ended May 31, 2005 and $99,628 for the fiscal year ended May 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through
(iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $24,091 for the fiscal year ended May 31, 2005 and $152,158 for the fiscal year ended May 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 22, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    July 22, 2005